Registration No. 333-136308

Registration No. 811-21933

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 12	/ X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	/ /

Amendment No. 42	/ X /

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code    414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering                     Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2015 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account II under flexible premium variable adjustable survivorship life insurance policies.

Prospectus

May 1, 2015

Survivorship Variable Universal Life

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account II

This prospectus describes a flexible premium variable survivorship universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide a Life Insurance Benefit upon the death of the second of the Insureds to die (the “second death”) and is not suitable for short-term investment. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.

You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”). Each Division of the Separate Account invests exclusively in shares of a single series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

Balanced Portfolio

Asset Allocation Portfolio

Fidelity® Variable Insurance Products

VIP Mid Cap Portfolio

VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust

Socially Responsive Portfolio

Russell Investment Funds

Multi-Style Equity Fund

Aggressive Equity Fund

Global Real Estate Securities Fund

Non-U.S. Fund

Core Bond Fund

Russell Investment Funds LifePoints®

Variable Target Portfolio Series

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals;

are not federally insured; are not bank deposits; are not endorsed by any bank or government agency;

and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the laws of the state in which the Policy is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features;
•	free look rights, including the length of free look period and refund amounts; and
•	portfolio transfer rights.

Please carefully read this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Our Distributor may limit sales of the Policy to certain government entities and government entity plans.

Contents of this Prospectus

Summary of Policy Benefits and Risks

The Policy is a flexible premium variable survivorship universal life insurance policy that provides life insurance protection in the event of the death of the second of the Insureds to die (the “second death”). The Life Insurance Benefit payable to the beneficiary may vary and your Policy Value will vary based on the investment performance of the Divisions you choose. You may make withdrawals and loans from your Policy Value subject to certain conditions described in the Policy and this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Policy Value or Cash Surrender Value. You could lose some or all of your money.

This summary describes the Policy’s important benefits and risks. More complete information is included elsewhere in this prospectus, in the Portfolio prospectuses and in the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of the Policy is the life insurance protection that it provides. The Life Insurance Benefit is payable on the second death while the Policy is in force. The Policy offers three Death Benefit options:

Option A—Specified Amount;

Option B—Specified Amount plus Policy Value; and

Option C—Specified Amount plus Cumulative Premiums Paid minus Cumulative Withdrawals.

Under each of these options, you select the Specified Amount subject to our limits described in the section “Specified Amount.” The current minimum Specified Amount is $1,000,000 if the older Insured is Issue Age 20-49 and $500,000 if the older Insured is Issue Age 50-85. We increase the Death Benefit, if necessary, in order for the Policy to meet minimum Death Benefit requirements under the Code. After a Policy is issued, you may change your Death Benefit option or increase or decrease the Specified Amount, upon written request, subject to our approval.

Surrenders, Withdrawals and Loans    You may surrender your Policy for the Cash Surrender Value, which takes into account a surrender charge during the first ten Policy Years. You may also withdraw part of your Policy Value, subject to certain conditions. In addition, you may borrow up to a maximum of 90% of the excess of your Policy Value over any applicable surrender charge, less any existing Policy Debt on the date of the loan, using the Policy as security. Withdrawals and loans reduce your Cash Surrender Value and Death Benefit, and increase the risk that your Policy will lapse. Surrenders, withdrawals, and loans also may have adverse tax consequences.

Income Plan Options    Life Insurance Benefit and surrender proceeds are payable in a lump sum or under one of the fixed Income Plan options we offer. More detailed information concerning these options is included elsewhere in this prospectus.

Allocation of Premiums and Invested Assets    Within limits, you control the amount and timing of Premium Payments. You may direct the allocation of your Premium Payments among the Divisions of the Separate Account, change your investment selections, and transfer Invested Assets among the Divisions subject to certain limitations. You also may make automated transactions using our Dollar Cost Averaging and Portfolio Rebalancing programs. In most cases, an initial Premium Payment will be required (see “Information About the Policy—Purchasing the Policy”).

Right to Return Policy    You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) the Invested Assets under the Policy on the date we receive the returned Policy or the written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charges and Service Charges, unless state law requires otherwise. A complete explanation of your right to return the Policy may be found on the face page of your Policy.

Tax Considerations    Your Policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of Premium Payments you make under the Policy to ensure that your Policy continues to meet that definition. Current federal tax law generally excludes all Death Benefits of a life insurance policy from the gross income of the beneficiary. In addition, you generally are not subject to taxation on any increase in the Policy Value until a withdrawal is made or the Policy is surrendered or otherwise terminated, and you will be able to transfer Invested Assets among the Divisions of the Separate Account tax free. Generally, you are taxed at ordinary income rates on surrender and withdrawal proceeds only if those amounts, when added to all previous distributions, exceed the total Premium Payments made.

Risks of the Policy

Policy for Long-Term Protection    Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing.

Investment Risk    Your Policy Value will fluctuate with the performance of the Divisions among which you allocate your Invested Assets. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. Your Invested Assets are not guaranteed, and you can lose money. You may be required to pay more premiums than originally planned in order to keep the Policy in force.

A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s

Survivorship Variable Universal Life Prospectus	1

prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy Lapse    Insufficient Premium Payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value (taking into account any applicable surrender charge) is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.

Policy Loan Risks    A Policy loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value each month while there is Policy Debt. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Surrender Value, and increases the risk that your Policy will lapse.

Limitations on Access to Your Values    We will deduct a surrender charge if you surrender your Policy in the first ten Policy Years. Even if you have Invested Assets, it is possible that you will receive no Cash Surrender Value if you surrender the Policy in the first ten Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future.

Even if you do not ask to surrender the Policy, surrender charges may play a role in determining whether the Policy will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Lapse” above.

You may withdraw a portion of the Cash Surrender Value, subject to limitations on the amount that may be withdrawn. (See “Withdrawals”). A withdrawal will reduce the Cash Surrender Value and Life Insurance Benefit. The minimum amount of a withdrawal is $250.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. A surrender, loan, or withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. A Policy will be classified as a MEC if cumulative premiums paid during the first seven Policy years after issue exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% premature withdrawal penalty if taken before the Owner attains age 59 1⁄2. Moreover, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion, with respect to, but not limited to, mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.

2	Survivorship Variable Universal Life Prospectus

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when you buy, own, and surrender the Policy. See “Charges and Deductions” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable at the time that you buy the Policy, make Premium Payments, surrender the Policy, make withdrawals, transfer Invested Assets among the Divisions, or make certain changes to the Policy.

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Premium Tax Charge	Upon each Premium Payment	2.00% of Premium Payment	No maximum—Charges may increase to reflect actual costs
Federal Deferred Acquisition Cost Charge[1]	Upon each Premium Payment	1.00% of Premium Payments
Sales Load	Upon each Premium Payment	6.40% of premium up to Target Premium[2] in Policy Years 1-10; 2.40% of premium up to Target Premium in Policy Years 11 and beyond; and 2.40% of premium in excess of Target Premium for each Policy Year	Same as current charge
Surrender Charge	Upon surrender during the first ten Policy Years	50% in Policy Year 1 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 2-10 to 0%[3]	Same as current charge
Withdrawal Fee	Upon withdrawal	Currently waived	$25.00
Transfer Fee	Upon transfer	Currently waived	$25.00
Change in Death Benefit Option Fee	Upon change in Death Benefit option	Currently waived	$25.00
Change in Specified Amount Fee	Upon change in Specified Amount	Currently waived	$25.00 per change after first change in a Policy Year
Expedited Delivery Charge[4]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[5]
Wire Transfer Fee[4]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[5]

[1]	This charge was previously referred to as the “OBRA Expense Charge” or “Other Premium Expense Charge.” Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended, (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.00% against each Premium Payment to compensate us for corporate income taxes.
[2]	The Target Premium is a hypothetical annual premium which is based on the Specified Amount, and factors including but not limited to the Insureds’ Issue Ages, sex, and underwriting classifications.
[3]	The surrender charge percentage is applied to the premiums actually paid during the first Policy Year or the Target Premium, whichever is less. For more information on the surrender charge, see “Charges and Deductions—Monthly Policy Charges and Service Charges” in this prospectus. Your Policy schedule pages will indicate the maximum charge under your Policy.
[4]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[5]	The Guaranteed Maximum Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Guaranteed Maximum Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Survivorship Variable Universal Life Prospectus	3

Periodic Charges (Other than Portfolio Operating Expenses)1

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios.

Charge		Amount Deducted
	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		$83.33 per $1,000 of net amount at risk	Same as current charge
Minimum Charge[4]		$0.0000169 per $1,000 of net amount at risk	Same as current charge
Charge for Insureds with Issue Ages 45, Premier Non-Tobacco underwriting classification[5]		$0.000332 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]	Same as current charge in the first Policy Year (varies by Policy Year)[6]
Mortality and Expense Risk Charge
Mortality and Expense Risk Charge—Invested Assets Component	Monthly, on each Monthly Processing Date	0.00% annually (0.00000% monthly rate) of Invested Assets in Policy Years 1-20 0.00% annually (0.00000% monthly rate) of Invested Assets in Policy Years 21 and above	0.90% annually (0.075% monthly rate) of Invested Assets
Mortality and Expense Risk Charge—Specified Amount Component[7]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[8]		$0.14333 per $1,000 of Initial Specified Amount[9]	Same as current charge
Minimum Charge[10]		$0.00333 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insureds Issue Ages 45		$0.03417 per $1,000 of Initial Specified Amount	Same as current charge
Administrative Charge	Monthly, on each Monthly Processing Date	$6.42	$7.50
Deferred Sales Charge[11]	Monthly, on each Monthly Processing Date during the first ten Policy Years	7.5% (0.625% monthly rate) of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Policy Debt Expense Charge[12]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the younger Insured is (or would be, if alive) Attained Age 99 and below:

0.90% annually (0.075% monthly rate) of Policy Debt for Policy Years 1-10

0.35% annually (0.02917% monthly rate) of Policy Debt for Policy Years 11 and above

When the younger Insured is (or would be, if alive) Attained Age 100 and above:

0.00% annually of Policy Debt

All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt
Underwriting and Issue Charge[13]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[14]		$0.035 per $1,000 of Initial Specified Amount	Same as current charge
Minimum Charge[15]		$.015 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insureds Issue Age 45, Premier Non-Tobacco underwriting classification		$0.015 per $1,000 of Initial Specified Amount	Same as current charge

[1]

The charges described in this table may vary based upon one or more characteristics of the Policy, such as: factors including but not limited to Insureds’ Issue Ages, sex, and underwriting classifications, Initial Specified Amount, Target Premium, Policy Date, and Policy Year (see “Charges and Deductions—Monthly

4	Survivorship Variable Universal Life Prospectus

Policy Charges and Service Charges” for more details regarding each charge. The charges shown in the table may not be representative of the charges a particular Owner may pay). Your Policy schedule pages will indicate the guaranteed maximum charge for each periodic charge under your Policy. Unless otherwise noted, the charges in the table represent the monthly rate.
[2]	The Cost of Insurance Charge will vary based on factors including but not limited to the Insureds’ Issue Ages, sex and underwriting classifications; Policy Date and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the rates a particular Owner may pay. Request an illustration for personalized information. (See “Illustrations”). The net amount at risk is approximately equal to the Death Benefit minus the Policy Value.
[3]	The maximum Cost of Insurance Charge assumes that the Insureds have the following characteristics: one male and one female, Attained Age 120 of the younger Insured, both substandard underwriting classification. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[4]	The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year and that the Insureds have the following characteristics: both female, both Issue Age 20, both Premier Non-Tobacco classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[5]	The amount of the Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate (see “Charges and Deductions”). The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. Generally, the cost of insurance rate will increase each Policy Year.
[6]	The guaranteed maximum cost of insurance rate will equal or exceed the current rate in all Policy Years, and generally the rate will increase each Policy Year.
[7]	The table of rates is included in Appendix A.
[8]	The maximum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 75 and older.
[9]	The Initial Specified Amount is the Specified Amount of coverage on the Date of Issue of the Policy.
[10]	The minimum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 25 and younger.
[11]	Because this charge is based on cumulative premiums paid at any point during the first Policy Year, this charge will vary depending on the amount and timing of your premium payments during the first Policy Year.
[12]	This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.
[13]	The charge may not exceed $900-$2,100 ($75-$175 monthly amount) based on the underwriting classification of the Insureds on the Date of Issue. This charge is based on the underwriting classification of the Insureds on the Date of Issue, subject to a maximum amount not to exceed $900-$2,100 ($75-$175 monthly amount), which is also based on underwriting classification.
[14]	The maximum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: substandard underwriting classification.
[15]	The minimum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: standard underwriting classification.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that you may pay periodically during the time you own the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2014. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.22%	1.39%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.22%	1.35%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2014. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.22% to a maximum of 1.35%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets were over $229 billion as of December 31, 2014. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account

Survivorship Variable Universal Life Prospectus	5

assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities.

Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the Separate Account by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

You may allocate the money you invest under your Policy among the Divisions. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•	operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;
•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	combine the Separate Account with any other separate account;

•	transfer the assets and liabilities of the Separate Account to another separate account;

•	transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•	transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	terminate and/or liquidate the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•	make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of Invested Assets. However, the Company does not endorse or recommend a particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making

6	Survivorship Variable Universal Life Prospectus

your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; Russell Investment Funds; and Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Please see the prospectuses for the Portfolios for a discussion of the potential risks and conflicts presented by the use of a Portfolio as an investment option under variable annuity contracts and variable life insurance policies offered by affiliated and non-affiliated life insurance companies. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc. (the “Series Fund”)

The principal investment adviser for the Portfolios of the Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Series Fund. MSA employs a staff of investment professionals to manage the assets of the Series Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Series Fund for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	The Boston Company Asset Management, LLC
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Fayez Sarofim & Co.
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Investments Fund Advisers, a series of Delaware Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	William Blair & Company, L.L.C.
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.

Survivorship Variable Universal Life Prospectus	7

Portfolio	Investment Objective	Sub-adviser (if applicable)
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital; any income realized will be incidental	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital(1)	BlackRock Advisors, LLC
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	T. Rowe Price Associates, Inc.
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Wells Capital Management, Inc.
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation(2)	Federated Investment Management Company
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
(2)	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	Neuberger Berman LLC

8	Survivorship Variable Universal Life Prospectus

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	Current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above-average long-term capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation; and as a secondary objective, current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Credit Suisse Trust

The Commodity Return Strategy Portfolio is a series of Credit Suisse Trust. The Separate Account buys shares of the Portfolio, the investment adviser for which is Credit Suisse Asset Management, LLC.

Portfolio	Investment Objective
Commodity Return Strategy Portfolio	Total Return

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Invested Assets if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Series Fund has been included in part because it is managed by a subsidiary of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Invested Assets of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates, which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for various purposes, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have also adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return. We also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with

Survivorship Variable Universal Life Prospectus	9

wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

Purchasing a Policy

When you purchase your Policy, you enter into a contract with us. Your Policy, together with your Application and any amendments, endorsements, riders and optional benefits is the entire contract. To purchase a Policy, you must submit the Application and, in most cases (see “When Insurance Coverage Takes Effect” below), an initial Premium Payment, to us through a licensed Northwestern Mutual Financial Representative. Generally, the Policy is available for Insureds between Issue Ages 20-85. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an Application if it does not meet our underwriting or administrative requirements or for any reason permitted by law.

Although we do not anticipate delays in our receipt and processing of Applications or Premium Payments, we may experience such delays to the extent Applications, underwriting information and Premium Payments to our Home Office are not received on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of Premium Payments under existing Policies.

Specified Amount

Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You select the Initial Specified Amount when you apply for the Policy, subject to a minimum and our insurability and other underwriting requirements. The Specified Amount must be at least $1,000,000 if the older Insured is Issue Age 20-49 and $500,000 if the older Insured is Issue Age 50-85. We reserve the right to modify the minimum Specified Amount and underwriting requirements at any time.

You may change the Specified Amount while the Policy is in force, upon written request and subject to our approval. We will permit an increase only if, at the time requested, the insurance in force, as increased, is within our issue limits, our insurability requirements are met, and the increase request is received prior to the Policy Anniversary nearest the older Insured’s 85th birthday. We will not permit a decrease if such decrease results in a Specified Amount less than the minimum Specified Amount we would require for issuance of a new Policy at the time of the change. A change in the Specified Amount will be effective on a Monthly Processing Date upon receipt of a written request in Good Order at our Home Office. If the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on that date. If the request is not received on a

Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We reserve the right to charge for more than one change to the Specified Amount in a Policy Year. We will deduct any such charge from the Invested Assets. (See “Charges and Expenses”).

When Insurance Coverage Takes Effect

Generally, we will accept the Policy Application and issue a Policy if we determine that the Insureds meet our underwriting and administrative requirements. If a Premium Payment is paid with your Application, insurance coverage becomes effective (provided that both Insureds are found to be insurable) on the Date of Issue, which is the later of the date the Application is signed or the date all medical evidence forms required for underwriting are provided. If a Premium Payment is first made at the time of Policy delivery, there is no insurance coverage prior to Policy delivery.

Your Policy Date is the date we use to determine the Issue Age of the Insureds, which is used to determine the cost of insurance rates. The Policy Date also is the date used to establish Policy Years. Generally, the Policy Date is the Date of Issue. However, with our approval and subject to state insurance law limitations, we may backdate your Policy Date up to six months or future date it up to 30 days from the Date of Issue under normal circumstances. Backdating may lower your cost of insurance rate, but you will be assessed Monthly Policy Charges retroactive to the Policy Date you select. Future dating is sometimes requested to permit multiple insurance policies to have the same Policy Date to facilitate administration. We may future date your Policy Date up to 120 days if the underwriting classification of either or both Insured(s) is different than requested on the Application. Modifying your Policy Date may require adjustments to your first Premium Payment relating to the Monthly Policy Charges for the period between the Date of Issue and the Policy Date. Both the Date of Issue and the Policy Date may be found in your Policy schedule pages.

Right to Return Policy

You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) Invested Assets under the Policy on the

10	Survivorship Variable Universal Life Prospectus

date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charge and Service Charges, unless state law requires otherwise.

Ownership Rights

As the Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any beneficiary. If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all Owners. Generally, only Owners are entitled to information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

To transfer ownership of the Policy to another person, the Owner must provide us written notification of the transfer and must supply any required information about the new Owner. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. The transfer of ownership will then be effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect the transfer of ownership. If the Owner is not the surviving Insured, the Owner may name or change a successor Owner, who will become the new Owner upon the Owner’s death.

Exchange for a Fixed Benefit Policy

It is currently Company practice to allow you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). We may modify or terminate this accommodation at any time with or without notice unless your state or the terms of your Policy provide for such an exchange. You may elect the exchange at any time within twelve months (or longer if required by state law) after the issue date of the Policy provided premiums are duly paid. We reserve the right to require evidence of insurability. The Fixed Benefit Policy will be on the lives of the same Insureds and at the time of the exchange will have the same Policy Date and Issue Age and a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio that was approved by Owners, or the Portfolio is substituted for another portfolio (see “Other Policy Transactions—Substitution of Portfolio Shares and Other Changes”). There may be a cost associated with the exchange. You will be given notice of any such change and will have 60 days to make the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Premium Payments

A minimum initial Premium Payment is required to put your Policy in force. No insurance will take effect until the minimum initial Premium Payment is made. The minimum initial Premium Payment is based on the Issue Age, underwriting classification and sex of the Insureds, and the Initial Specified Amount. Although you must make sufficient Premium Payments to keep the Policy in force, after we issue the Policy, there is no required schedule or amount of Premium Payments. The current minimum initial Premium Payment is $2,392.50 for a male and female Insured both age 45 at issue with a premier non-tobacco underwriting classification.

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. Upon your request, we will furnish you a receipt signed by an officer of the Company. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Invested Assets.

After the In Force Date (See “Allocating Premiums to the Separate Account” below), Net Premiums are placed in the

Survivorship Variable Universal Life Prospectus	11

Separate Account on the date we receive your Premium Payment in Good Order at our Home Office and are credited at the Unit Value determined as of the date of receipt. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

You may not make any Premium Payments after the Policy Anniversary nearest the younger Insured’s 121st birthday. You may not make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative premiums illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the older Insured’s 85th birthday. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law, including the classification of your Policy as a modified endowment contract. If mandated under applicable law, we may be required to reject a Premium Payment. We may accept a premium at the direction of an Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations”). If we receive a Premium Payment before its due date in circumstances where allocating such Premium to your Policy could result in your Policy failing to qualify as life insurance or being classified as a modified endowment contract, depending on your or your Financial Representative’s instructions we may hold the Premium or partial Premium Payment in a non-interest bearing account until its due date, at which time we will allocate your payment to the Divisions. We may also be required to provide information about you and your account to government regulators.

If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans”).

Allocating Premiums to the Separate Account

When you apply for a Policy, you must instruct us in the Application or supplement to the Application to allocate your Net Premium to one or more Divisions of the Separate Account. Net Premiums are premiums less deductions from premiums, such as premium expense charges. (See “Charges and Deductions—Premium Expense Charges”).

If your initial Premium Payment is submitted with your Application, we will place the Premium Payment in our General Account, and the Net Premium will remain in our

General Account until the In Force Date. We may credit the Net Premium with interest while it remains in the General Account. We may change the rate of interest we credit initial Net Premiums held in our General Account at any time and in our sole discretion, but the rate will not be less than 0%. For more information, please contact Advanced Business Services at 1-866-464-3800. On the In Force Date, we will transfer and credit the initial Net Premium and accrued interest to the Money Market Division of the Separate Account. If the In Force Date is not a Valuation Date, then we will transfer and credit the initial Premium and accrued interest on the next Valuation Date. Short-term premium charges, for any term insurance coverage provided from the Issue Date to the Policy Date, are also deducted from the initial Premium if applicable. If payment is not made with your Application, we will transfer and credit the initial Net Premium to the Money Market Division of the Separate Account on the Valuation Date we receive it Good Order at our Home Office. If payments are received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date, they will be transferred and credited to the Money Market Division on that date. If the payment is received on or after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they will be transferred and credited to the Money Market Division on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

The date on which we allocate your initial Net Premium among the Divisions in accordance with your instructions is referred to as the Initial Allocation Date. After the In Force Date and prior to the Initial Allocation Date, we transfer and credit Net Premiums to the Money Market Division of the Separate Account. The Initial Allocation Date is shown in the Policy schedule pages.

Your Initial Allocation Date is determined by a series of rules.

•	First, if you have requested a Policy Date that is later than the date your Policy is approved, your Initial Allocation Date will not be earlier than the future Policy Date you requested.

•	Second, in states where the right to return policy law requires us to refund your entire initial Premium Payment, your Initial Allocation Date will be the latest of the day we receive your initial Premium Payment, the day after your right to return the Policy expires and the day we receive notice of delivery of your Policy.

•

Third, in states where the right to return policy law permits us to base your refund on the value of Invested Assets, if your initial Premium Payment is submitted with your Application and your Policy is issued as applied for, your Initial Allocation Date will be the In Force Date; if we issue your Policy other than as applied for, your Initial Allocation Date will be the day we receive notification of Policy delivery in the Home Office. If your initial Premium Payment is not submitted with your Application, your Initial Allocation Date will be the later of the day we

12	Survivorship Variable Universal Life Prospectus

receive notification of Policy delivery or the day we receive your initial Premium Payment.

The initial allocation instructions we receive from you will remain in effect for subsequent Net Premiums until we receive your written request to change them. You may change your allocation for future Net Premiums at any time. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request with our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.

You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email). You may also submit allocation instructions via the Internet at (www.northwesternmutual.com) (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept requests by telephone.

Policy Value and Invested Assets

The Policy Value is equal to the Invested Assets plus Policy Debt. On the In Force Date, Invested Assets equal the Net Premium (after deduction for short-term premium charges, if applicable) plus any accrued interest on the Net Premium, less the Monthly Policy Charge. After the In Force Date, Invested

Assets equal Invested Assets on the immediately preceding Valuation Date, plus any of the following items applicable to the current Valuation Date:

•	any increase attributable to the portion of Invested Assets in Divisions that experience a positive rate of return for the current Valuation Period;

•	any additional Net Premium;

•	any loan repayment and accrued loan interest payment; and

•	any dividends directed to increase Policy Value;

minus any of the following items applicable to the current Valuation Date:

•	any decrease attributable to the portion of Invested Assets in Divisions that experience a negative rate of return for the current Valuation Period;

•	the Monthly Policy Charge;

•	any Policy loans;

•	any withdrawals and withdrawal fees; and

•	any fees for changes in Death Benefit option, changes in Specified Amount, or transfers.

Death Benefit

Life Insurance Benefit    As long as your Policy is in force, we will pay the Life Insurance Benefit to your beneficiary or beneficiaries once we receive at our Home Office satisfactory proof of the second death. No benefit is payable on the death of the first of the Insureds to die. We will pay the Life Insurance Benefit either in a lump sum or, at your option or the option of your beneficiary, by establishing a fixed Income Plan in the beneficiary’s name. (See “Income Plan Options.”) Payments under these plans are from our General Account, and are subject to the claims of our creditors.

The amount of the Life Insurance Benefit will be:

•	the Death Benefit; minus

•	the amount of any Policy Debt; minus

•	any Monthly Policy Charges due and unpaid if the second death occurs during the Policy Grace Period.

These amounts will be determined as of the date of the second death. Even though the Owner does not have the right to take any Policy loans or withdrawals after the date of the second death, any Policy loans or withdrawals that are taken after the date of the second death will be deducted from the Life Insurance Benefit.

We will pay the Life Insurance Benefit to the beneficiary if he or she survives the Insureds and is alive on the date of payment. (See “Other Policy Provisions—Naming a Beneficiary”). If no Income Plan is elected, we will pay interest on the Life Insurance Benefit from the date of the second death based on rates declared by the Company or as required by applicable state law. The investment performance

Survivorship Variable Universal Life Prospectus	13

of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Death Benefit.

Death Benefit Options    The Death Benefit before the Policy Anniversary nearest the younger Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the death of the second of the Insureds to die. The Death Benefit on and after the Policy Anniversary nearest the younger Insured’s 121st birthday will be equal to the Policy Value.

The Policy provides for three Death Benefit options. The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under federal tax law. The three Death Benefit options are:

Specified Amount (Option A)

Specified Amount plus Policy Value (Option B)

Specified Amount plus Cumulative Premiums minus Cumulative Withdrawals (Option C)

All three death benefit options may not be available in all states. We calculate the amount available under the applicable Death Benefit option as of the date of the second death.

Minimum Death Benefit    The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined relationship to, or multiple of, the Policy Value. The minimum multiple decreases as the age of the younger Insured increases. You make the choice of testing methods when you purchase a Policy and it cannot be changed. For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value—Corridor Test Multiples

Attained Age of Younger Insured*	Corridor %	Attained Age of Younger Insured*	Corridor %
≤40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109

Attained Age of Younger Insured*	Corridor %	Attained Age of Younger Insured*	Corridor %
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or more	100
60	130

*	Assumes the younger of the Insureds is the last to die whether or not he or she dies first.

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Issue Age of both Insureds, the Policy’s underwriting classification, the Policy Year and a 4% interest rate.

Generally, the Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Surrender Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower corresponding cost of insurance charge. However, the Guideline Premium/Cash Value Corridor Test limits the amount of Premium Payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation, and allows more Premium Payments to be paid during the early Policy Years.

Changing Death Benefit Options    You may change the Death Benefit option at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes are subject to our insurability requirements and issue limits. In addition, we will not permit a change if it is not allowed in your state or if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law, or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified Amount. The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Surrender Charge”). A Death Benefit option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time than had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations”).

If the written request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option will be effective on that date. If

14	Survivorship Variable Universal Life Prospectus

the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change, and will deduct any such charges from Invested Assets. (See “Charges and Expenses”). The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Surrender Charge”).

Income Plan Options

Upon the second death, if an Income Plan was not previously elected by an Owner and in lieu of a lump sum payment, your beneficiary may elect to receive his or her share of the Life Insurance Benefit by either of the following fixed Income Plan options. You may also elect to have surrender proceeds paid by either of these options. Payments under a fixed Income Plan option are not affected by the investment performance of the Divisions after the date of surrender or the date of the second death. Payments under fixed Income Plan options will be based on rates declared by the Company on the effective date of the Income Plan. Those rates will not be less than the rates shown in your Policy. The monthly income payment rates applicable to life Income Plans are based on current interest rates (i.e., the rates necessary to provide the minimum level of income provided by the Company’s single premium immediate annuity as of the effective date of the Income Plan), as well as the Company’s expenses and mortality experience. Those rates will not be less than the rates shown in your Policy. The rates shown in your Policy are based on a fixed interest rate described in your Policy, expense load (if any), and industry mortality experience with projected mortality improvements. Please read your Policy for specific details, including the effect of mortality improvement. There is no additional charge for electing an Income Plan option. We may offer additional Income Plans.

•	Single Life Income. We will make monthly payments for the selected certain period. The options for the certain period are zero years (meaning without a certain period), ten years, twenty years or for Policies issued prior to June 10, 2013, a refund period which continues until the sum of the payments that have been made is equal to the amount that was originally applied under the Income Plan. If the payee lives longer than the certain period, payments will continue for his or her life. If the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiaries your beneficiary designates.

•	Joint and Survivor Life Income. We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiary or beneficiaries your beneficiary designates.

In general, the monthly payments under a joint and survivor life Income Plan will be lower than, but may be payable for a longer period than, a single life Income Plan.

The Owner may elect an Income Plan for each beneficiary’s share of the Life Insurance Benefit:

•	before the second death; or

•	during the first 60 days after the second death, if the second of the Insureds to die is not the Owner at the time of the second death. An election made during that 60 day period may not be revoked.

Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent beneficiary may elect an Income Plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the Income Plan value, if any, remaining on his or her death. If no such Income Plan beneficiary is named, then the Income Plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent beneficiary. Income Plan beneficiaries may continue to receive payments of the remaining value under the terms of the Income Plan in effect on the death of the direct or contingent beneficiary.

Withdrawal    The remaining value, if any, in an Income Plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.

Limitations    A direct or contingent beneficiary who is a natural person may be paid under a Life Income Plan only if the payments depend on his or her life. A non-natural person may be paid under a Life Income Plan only if payments depend on the life of the Insured’s spouse or the Insured’s dependent.

Payment Frequency    Upon written request, we will make payments once every 3, 6, or 12 months instead of each month.

Increase of Monthly Income    For Policies issued prior to June 10, 2013 (or prior to September 18, 2013 in the state of California), a direct or contingent beneficiary may, at the time the Income Plan elected takes effect, increase the amount of the monthly payments under the Income Plan by making an annuity premium payment to the Company. We will apply the net annuity premium to the Income Plan. The net annuity premium is the amount of the annuity premium payment less a charge of not more than 2% and less any premium tax. The net annuity premium will be applied under the same Income Plan and at the same rates as the proceeds. The Company may limit this net annuity premium to an amount that is equal to the direct or contingent beneficiary’s share of the proceeds payable under this Policy. The Company may accept the annuity premium payment when the Income Plan goes into effect or for a period thereafter in accordance with the Company’s then-current administrative procedures. This option is not available for Policies issued on or after June 10, 2013 (or on or after September 18, 2013 in the state of California).

Survivorship Variable Universal Life Prospectus	15

Surrender and Withdrawals of Policy Value

Surrender    You may surrender your Policy for the Cash Surrender Value at any time while either Insured is alive and the Policy is in force. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the date your request for surrender is effective. Requests for surrenders will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under an Income Plan option you select. (See “Income Plan Options”). A surrender may have tax consequences. (See “Tax Considerations”).

Withdrawals    Upon written request received at our Home Office at any time while either Insured is alive and the Policy is in force, you may make a withdrawal from your Policy Value, subject to the Company’s right to assess a charge deducted from Invested Assets in an amount up to $25 per withdrawal (currently waived). You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:

•	reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;

•	reduce the Specified Amount to less than the minimum Specified Amount that the Company would require for issuance of a Policy at the time of withdrawal; or

•	reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge and any applicable service charge.

A withdrawal of Policy Value decreases Invested Assets and may also have tax consequences. (See “Tax Considerations”). A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, if the Death Benefit Option A is in effect at the time of withdrawal, the Specified Amount will be reduced by the excess, if any, of the Specified Amount over the result of (a) minus (b) where:

(a)	is the Death Benefit immediately prior to the withdrawal; and

(b)	is the amount of the withdrawal and applicable service charge.

Written requests for withdrawals will be processed and effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. On the Valuation Date on which a withdrawal from the Policy Value is effective, Invested Assets will be reduced by the amount of the withdrawal and any applicable charges. The amount of the withdrawal and any applicable charge will be allocated among the Divisions in proportion to the amount of the Invested Assets in each Division.

Policy Loans

At any time while either Insured is alive and the Policy is in force, you may submit a request for a loan in an amount that, when added to the existing Policy Debt, is not greater than your Loan Value. You may increase the risk that your Policy will lapse (terminate with no value) if you take a loan. A Policy loan or unpaid interest may have tax consequences. (See “Tax Considerations”). Written requests for loans will be processed and effective on a Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of interest of 5%, and is included in Policy Debt as it accrues. Loan interest is credited to the borrowed portion of Policy Value at an annual effective, fixed rate of interest of 5%. Interest is due and payable on each Policy Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Value and may cause the Policy to lapse. (See “Termination and Reinstatement”).

We will take an amount equal to the loan from the Separate Account Divisions in proportion to the amounts in the Divisions. Borrowed amounts will not participate in the Separate Account’s investment results while the loan is outstanding. We will also deduct from Invested Assets a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The Monthly Policy Debt Expense Charge is included in the Monthly Policy Charge. (See “Charges and Deductions—Monthly Policy Charges and

16	Survivorship Variable Universal Life Prospectus

Service Charges”). A Policy loan, even if you repay it, will have a permanent effect on the Policy Value, the Cash Surrender Value, and the Death Benefit because the loan amounts do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value upon surrender and from the Life Insurance Benefit payable on the second death.

You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while either Insured is alive and the Policy is in force. Upon such payment, we will transfer an amount equal to the payment amount from our General Account to the Separate Account Divisions in accordance with the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will process your payment as of that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your payment as of the next Valuation Date. Loan repayments are not subject to transaction fees.

If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

Termination and Reinstatement

If the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into the Policy Grace Period. At the end of the Policy Grace Period, the Policy will terminate (or lapse) with no value and your life insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. Upon receipt of the payment, we will allocate the Net Premium, to the Divisions of the Separate Account, based on your allocation instructions then in effect. We will also deduct any accumulated due and unpaid Monthly Policy Charges from the Invested Assets. Payments received in Good Order at our Home Office before the close of trading (typically 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. If the second death occurs during the Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.

After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. The Policy may not be reinstated if either of the Insureds dies after the end of the Policy Grace Period. To reinstate the Policy, you must make a payment equal to the amount that will cover all monthly charges that were due and unpaid before the end of the Policy Grace Period and three times the monthly charges due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated.

On the effective date of the reinstatement, the Policy Value will be equal to the sum of:

•	the Net Premium paid upon reinstatement (plus applicable interest credited by the Company, if any); and

•	any Policy Debt on the termination date;

minus the sum of:

•	all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and

•	the Monthly Policy Charge due on the reinstatement effective date.

Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary be Policy year will take into account the period of time your Policy was terminated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

On the later of the effective date of the reinstatement or the date we approve the Application for reinstatement, we will allocate the Policy Value less any Policy Debt among the Separate Account Divisions based on the allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date.

For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”

Reinvestments After Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable

Survivorship Variable Universal Life Prospectus	17

time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds may vary in accordance with our administrative procedures.

Returned withdrawal proceeds will be reinvested at the unit value for each Division next determined after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Proceeds will be allocated to the Divisions from which the withdrawal was made in the same proportion as the withdrawal.

We will reinvest surrender proceeds only after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date are deemed to be received and effective on that date. If the request is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinvestment will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We will allocate the returned surrender proceeds (plus applicable interest credited by the Company, if any) to the Divisions from which the surrender was made in the same proportion as the surrender.

Depending on the Insureds’ underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit, Policy Value and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make any necessary adjustment for any Policy Debt or the debt may be reinstated.

Other Policy Transactions

Transfers    Subject to the limitations on short-term and excessive trading discussed below, you may transfer between and among the Divisions of the Separate Account so long as you are invested in no more than 30 Divisions at a time. Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from each Division in proportion to the amounts in each Division after the transfer. See “Charges and Deductions” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Your Financial Representative may provide us with instructions on your behalf involving the transfer of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

You may request transfers in writing (including via facsimile or, under limited circumstances, by email). You may also submit transfer instructions via the Internet at www.northwesternmutual.com in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept requests by telephone.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or

18	Survivorship Variable Universal Life Prospectus

unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading, including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

Survivorship Variable Universal Life Prospectus	19

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Dollar-Cost Averaging    You may elect to participate in a dollar cost averaging (“DCA”) program by making an election in the Application or by completing an election form and sending it to our Home Office. There is no additional charge for DCA. Under our DCA program, while the Policy is in force you may authorize us to transfer monthly a fixed dollar amount or fractional amount from the Money Market Division to other Divisions. The transfers continue until you instruct us otherwise, or until the amount in the Money Market Division is exhausted. Your request to participate in this program is effective when we receive your completed Application or election form at our Home Office. You may elect to increase or decrease the amount of transfer payments under our DCA program. We may modify, suspend, or discontinue the DCA program at any time.

DCA does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during periods of both low and high prices.

Portfolio Rebalancing    Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced in accordance with our procedures, to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Invested Assets allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. You may elect portfolio rebalancing by making an election in the Application. You may also elect portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend, or discontinue this feature at any time. In such cases we may require an updated form be submitted in order to process your request.

Allocation Models    Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. There will be no automatic rebalancing to these models unless you chose the automatic rebalancing option. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend, or terminate any asset allocation models at any time without affecting your current allocation, except in limited circumstances involving a Substitution of a Portfolio (see “Substitution of Portfolio Shares and Other Changes” below for more information regarding the substitution of a Portfolio).

Substitution of Portfolio Shares and Other Changes    When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the Portfolio is no longer appropriate. Pursuant to an order of the Securities and Exchange Commission (“SEC”), effective November 15, 2013 the Commodity Return Strategy Portfolio was substituted for the Commodities Return Strategy Portfolio, a series of the Series Fund (the “Replaced Portfolio”). The Replaced Portfolio is no longer available as an investment option. As a condition of the order, until November 15, 2015 we will periodically reimburse subaccount expenses to the extent the Commodity Return Strategy Portfolio’s expenses exceed the expenses of the Replaced Portfolio. Depending on the timing of such reimbursement (typically quarterly), financial information or values of the Division investing in the Commodity Return Strategy Portfolio for some of the time periods reflected in such values would be lower prior to the reimbursements being applied. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Policy and take other necessary actions.

Charges and Deductions

Premium Expense Charges    We deduct a charge of 2.00% from each Premium Payment for state premium taxes that we incur (Premium Tax Charge). Premium taxes vary from state to state, although we charge 2.00% regardless of the state in which you live. The tax rate for the state in which you live may be lower, higher, or equal to the 2.00% deduction. This charge may increase or decrease in the future to cover these taxes.

We deduct a charge from each Premium Payment for the cost of a portion of our federal corporate income taxes attributable to policy acquisition expenses (Federal Deferred Acquisition Cost Charge). Due to a federal tax law change under the OBRA, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.00% against each Premium Payment to compensate us for the additional corporate tax burden. We believe that this charge does not exceed a reasonable estimate

20	Survivorship Variable Universal Life Prospectus

of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. This charge may increase or decrease in the future to reflect changes in tax law.

We deduct a charge, or sales load, from each Premium Payment for sales costs. This charge is a percentage of Premium Payments. For Premium Payments up to the Target Premium in Policy Years 1-10, the percentage is 6.4%. For Premium Payments up to the Target Premium in Policy Years 11 and higher, the percentage is 2.4%. For Premium Payments in excess of the Target Premium in all Policy Years, the percentage is 2.4%.

We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the Deferred Sales charges and surrender charges described below. The amounts we deduct for distribution expenses in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Invested Assets for the mortality and expense risks we have assumed. (See “Monthly Policy Charges and Service Charges”). To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Monthly Policy Charges and Service Charges

We deduct a Monthly Policy Charge from Invested Assets on each Monthly Processing Date. The Monthly Policy Charge includes 1) the Monthly Cost of Insurance Charge, 2) the Monthly Mortality and Expense Risk Charge—Invested Assets Component, 3) the Monthly Mortality and Expense Risk Charge—Specified Amount Component, 4) the Monthly Administrative Charge, 5) the Monthly Underwriting and Issue Charge, 6) the Monthly Deferred Sales Charge, and, if applicable, 7) the Monthly Policy Debt Expense Charge. These components of the Monthly Policy Charge are described in the following paragraphs.

•	Monthly Cost of Insurance Charge. We determine the amount by multiplying the net amount at risk by the cost of insurance rate, which is based on factors including but not limited to the Issue Age, sex, and underwriting classifications of the Insured persons as well as the Policy date and Policy Year. The net amount at risk is the difference between the Death Benefit and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum costs of insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•	Monthly Mortality and Expense Risk Charge—Invested Assets Component. The maximum amount of the charge deducted is equal to an annual rate of 0.90% (0.075% monthly rate) of Invested Assets. Currently the charge is equal to an annual rate of 0.00% (0.00000% monthly rate) of Invested Assets in all Policy Years. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•	Monthly Mortality and Expense Risk Charge—Specified Amount Component. The Specified Amount Component is based on the Initial Specified Amount and the Issue Ages of the Insureds, and applies during the first ten Policy Years. The range on an annual basis is from $0.04 ($0.00333 monthly) per $1,000 of Initial Specified Amount if both Insureds are Issue Age 25 or younger, up to $1.72 ($0.14333 monthly) per $1,000 of Initial Specified Amount if both Insureds are Issue Age 75 or older. A table of rates and an example are included in Appendix A. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•	Monthly Administrative Charge. This charge is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners. Currently this charge is $6.42, with a maximum of $7.50.

•	Monthly Underwriting and Issue Charge. This charge applies during the first ten Policy Years and is based on the Initial Specified Amount and the underwriting classification of the Insureds. The monthly charge ranges from $0.015 to $0.035 per $1,000 of Initial Specified Amount, with a maximum monthly charge of $75 to $175 depending on underwriting classification.

•	Monthly Deferred Sales Charge. This charge for sales expenses is deducted during the first ten Policy Years. During the first Policy Year, the charge on each Monthly Processing Date is a percent of cumulative premiums paid through that date (up to the Target Premium). The charge applied during Policy Years two through ten is based on the cumulative premiums paid in the first Policy Year (up to the Target Premium).

•

Monthly Policy Debt Expense Charge. This charge is deducted for the expenses and taxes associated with the Policy Debt, if any. The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate)

Survivorship Variable Universal Life Prospectus	21

of Policy Debt. Currently the charge when the younger Insured is (or would be, if alive) Attained Age 99 and below is equal to an annual rate of 0.90% (0.075% monthly rate) of Policy Debt for Policy Years one through ten and 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 11 and thereafter. The current charge when the younger Insured is (or would be, if alive) Attained Age 100 and above is 0.00% annually of Policy Debt. This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.

We also charge certain transaction fees or service charges to be deducted from the Invested Assets on the dates on which transactions take place. These service charges are $25 per change if more than one change occurs in Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions of the Separate Account, and $25 per change of the Death Benefit option. Currently we waive all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

We will apportion deductions from Invested Assets among the Divisions of the Separate Account in proportion to the amounts invested in the Divisions. Unless prohibited by your state, you may elect to have monthly charges deducted from one Division. We reserve the right to determine which Divisions are available for this election. Currently, the Money Market Division is available for this election. If the amount in the specified Division is not sufficient to pay these charges, the remainder of these charges is deducted from each Division in proportion to the amounts invested in the Divisions.

A surrender charge will be deducted from Invested Assets during the first ten Policy Years if the Policy is surrendered. The surrender charge during the first Policy Year is 50% of the Premium Payments paid up to the Target Premium. After the first Policy Year, the surrender charge grades down monthly in Policy Years two through ten to zero.

The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For further information, consult the Portfolios’ prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

Other Policy Provisions

Naming a Beneficiary    You must name a beneficiary on your Application at the time you apply for your Policy, but you may change the beneficiary before the second death and during the first 60 days after the second death if you are not the second of the Insureds to die. Naming or changing a beneficiary will be made after receipt of your written request in our Home Office, effective as of the date you sign your request. Any beneficiary change terminates all rights under previous beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the beneficiary change.

Incontestability    For Policies issued prior to June 10, 2013 (or prior to September 18, 2013 in the state of California), we will not contest a Policy after it has been in force during the lifetime of at least one of the Insureds for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law). We will not contest a change to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of at least one of the Insureds for two years from the date of the change.

For Policies issued on or after June 10, 2013 (or on or after September 18, 2013 in the state of California), we will not contest a Policy after it has been in force during the lifetime of at least one of the Insureds for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law), except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. We will not contest a change (including an increase in the amount of insurance) to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of at least one of the Insureds for two years from the date of the change except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue.

Suicide    If either Insured dies by suicide within one year from the Date of Issue (or earlier as required by state law), the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If either Insured dies by suicide within one year of the date of issuance (or earlier as required by state law) of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase. The amount payable may be different in your state. In certain states, the surviving Insured may have the ability to continue with a single life Policy so long as the surviving Insured is insurable.

Misstatement of Age or Sex    If the age or sex of either Insured has been misstated, the Policy will be modified by recalculating all values and benefits based on the correct age and sex of the Insureds.

Policy Split Right    The Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if there are certain changes in the federal estate tax law. (See “Tax Considerations—Policy Split Right”). The exchange must be made while both Insureds are alive and the written request must be received at our Home Office no more than 180 days after the change in federal tax law is enacted. The amount of the Death Benefit of each new Policy will be one-half the amount of the Policy.

22	Survivorship Variable Universal Life Prospectus

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office. The interests of any beneficiary will be subject to any collateral assignment made either before or after any beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights”).

Deferral of Determination and Payment    We will ordinarily pay Policy Benefits (i.e., Policy loans, Cash Surrender Value, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; or

•	such suspension or postponement is otherwise permitted by the 1940 Act.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Money Market Division until the Portfolio is liquidated.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or Income Plan proceeds until the check or draft has been honored.

If mandated under applicable law, we may be required to freeze an Owner’s Policy Value and thereby refuse to pay any requests for transfer, withdrawal, surrender, loan, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on the Policy.

We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owners. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Reports and Financial Statements

For each Policy Year, we will send you a statement showing the Death Benefit, Policy Value and any Policy Debt (including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer among Divisions, make a withdrawal of Policy Value, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show your apportioned amounts of Invested Assets among the Divisions.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of the Company are contained in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information, call 1-866-464-3800. Certain reports and other information can be obtained on our website at www.northwesternmutual.com.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-424-2609.

Survivorship Variable Universal Life Prospectus	23

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call 1-866-424-2609 for assistance in making such changes.

Cybersecurity

The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our website or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Speculative Investing

Do not purchase this Policy if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your User ID and password at our website www.northwesternmutual.com where you can access performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also set up certain electronic payments, make transfers among Divisions (including as applicable Dollar-Cost Averaging and/or Portfolio Rebalancing) and change the allocation of future Premium Payments online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about making a surrender, please contact your Financial Representative or call Advanced Business Services at 1-866-464-3800. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Financial Representative will provide you an illustration for your Policy upon your request when you apply for a Policy and while your Policy is in force. When you apply for a Policy, the illustrations will be based on the information you give us about the proposed Insureds and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. While the Policy is in force, the illustrations will reflect the performance of your Policy to date. Illustrations show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume

24	Survivorship Variable Universal Life Prospectus

that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual Policy Value, Death Benefit, Cash Surrender Value, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test (“GLPT”) or a cash value accumulation test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used. Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See Rev. Proc. 2010-28.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the Insured, or younger Insured in the case of survivorship life policies) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage of the Policy Value, with the percentage varying based on factors including but not limited to the age, sex and underwriting classification of the Insured, or in the case of survivorship life insurance, of the younger Insured. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Death Benefit may increase more rapidly in the Policy’s earlier years under CVAT than it would under GLPT. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or we may take any other action that may be necessary for the Policy to qualify as life insurance for tax purposes.

In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase the Cost of Insurance charges, especially in the Policy’s later years. In addition, for certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, depending on the date the Endorsement was approved by a state), the corridor percentages for both the GLPT and CVAT corridors are applied to the sum of Policy Value and the Endorsement Amount during the period of Endorsement.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Section 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the assets held in the Separate

Survivorship Variable Universal Life Prospectus	25

Account, the income and gains related to those assets would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the Premium Payments less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in basis. However, dividends used to increase Policy Value are generally not taxable. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Unless the Policy is a MEC a loan received under your Policy will not be treated as a distribution subject to current federal income tax. The Policy loan, increased by accrued interest, reduces the Cash Surrender Value of the Policy. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the Policy Debt will be repaid from the Death Benefit. However, if the Policy terminates by any method other than death, the Policy Debt will be repaid from the Cash Value of the Policy, and the total Policy Value, including the total amount of the Policy Debt, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the Policy Debt will be repaid from Policy Value of the Policy and the Policy Debt repayment will be treated as income and taxable to the extent it exceeds Policy’s basis.

Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid annually, it is added to the principal amount and the total Policy Debt will continue to increase for as long as the loan is maintained on the Policy. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs if the Policy Debt becomes too large when compared to the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, thereby causing the Policy to lapse. As described above, if your policy lapses with outstanding Policy Debt, you will have an income tax liability to the extent the Policy Debt exceeds the Policy basis. This means that you may have to pay income tax for a year in which you did not receive any cash from the policy.

Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured (or, in the case of survivorship life insurance, covering the Insureds or a surviving Insured) or an annuity contract with the same owner. (or, in the case of an annuity owned by a non-natural owner, if the annuitant is the same as the life insurance policy insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).

Ownership of a Policy may be transferred to a new owner. If the transfer is a sale, it is taxable to the extent the sales proceeds exceed the basis of the Policy. The transfer of a Policy with a loan in excess of Policy basis is considered a sale to the extent of the loan, and the loan is treated as “sales proceeds” paid to the transferor. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. The death benefit of a policy that was previously sold or otherwise transferred for valuable consideration is taxable as ordinary income to the extent it exceeds the sum of the purchase price and subsequent premiums paid by the new owner. However, the death benefit will not be taxable if the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer or the basis of the Policy is carried over, in whole or in part, in the transfer. You should seek qualified tax advice if you plan a transfer of ownership.

Where the Policy cash value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Under final regulations issued by the IRS, “net investment income” may include, among other things, the transfer of a life insurance policy that constitutes a sale, interest paid on the Death Benefit and taxable distributions from life insurance policies held in arrangements that constitute “passive activities”. You should seek qualified tax advice.

Modified Endowment Contracts (MEC)    A modified endowment contract (“MEC”) is a type of life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts. A MEC has less-favorable tax treatment because it is considered to be too investment oriented. Generally, a Policy will be classified as a MEC if the cumulative premiums paid during the first seven Policy Years after issue or after a “material change” (described below) exceed the Policy’s “seven-pay” limit. The seven-year time

26	Survivorship Variable Universal Life Prospectus

period is commonly referred to as the “seven-pay period”. Code Section 7702A defines the seven-pay limit as the sum of the Premium Payments (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid-up for after seven level annual payments based on defined interest and mortality assumptions. If premiums in excess of the seven-pay limit are paid during a seven-pay period, a Policy will be a MEC. However, a Policy will not be a MEC if the excess premiums are refunded, with interest, within 60 days after the end of the Policy Year in which they are paid. For purposes of measuring this 60-day refund period, the term “Policy Year” refers to the year that starts on the date of a material change if that date is different than the Policy Date. If excess premium is refunded, all Policy values are recalculated as though the excess premium had never been paid.

A Policy can also become a MEC if the benefits under the Policy are reduced during seven-pay period. Or, in the case of survivorship life Policies, the lifetime of either Insured. If a reduction occurs during a seven-pay period, the seven-pay Premium Payment limit will be redetermined based on the reduced level of benefits. All premiums paid during the seven-pay period must be retroactively tested against the new, lower, seven-pay limit. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. This means that a reduction of Policy benefits can result in a MEC because of premiums paid in prior years even if those premiums did not exceed the policy’s seven-pay limit at the time they were paid. A reduction in benefits includes a decrease in the amount of coverage, the termination or reduction of certain riders, a withdrawal or any other action resulting in a surrender of Policy Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. A life insurance policy which is received in exchange for a MEC will also be considered a MEC. In the case of joint life Policies, the reduction test must be applied during the lifetime of either insured rather than only during seven-pay periods.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC. This means that a new seven-pay period begins with a new seven-pay limit. The new seven-pay limit is determined by taking into account the Policy Value of the Policy at the time of such change. A material change could occur, for example, as a result of an increase in the Death Benefit, the addition of an optional benefit or the payment of a Premium Payment after the seven-pay period, which could be considered “unnecessary” under the Code.

If a Policy is a MEC, any distribution from the Policy will be treated as a distribution of gain first subject to ordinary income taxation. Distributions for this purpose include a loan, a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash. Dividends retained by the Company to increase Policy Value are not considered “Distributions”. Distributions taken within the two-year period prior to a

Policy becoming a MEC may also be taxed under the MEC tax rules. The Policy basis is increased to the extent a loan is a taxable distribution from a MEC. For these purposes, the term “loan”, includes an increase in Policy Debt due to accrued but unpaid loan interest, or an assignment or pledge of the policy to secure a loan. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1⁄2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the survivorship lives (or survivorship life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate Tax and Generation Skipping Tax Planning    If the Insured owns, or has any incidents of ownership in, the Policy, the amount of the Life Insurance Death Benefit will generally be includible in the Insured’s estate for purposes of the federal estate tax and any applicable state inheritance tax. If a Policy is a survivorship life Policy, the Life Insurance Death Benefit will be includible in the estate of the second of the Insureds to die, if that individual owned, or had any incidents of ownership in, the Policy, at the time of death. In some circumstances, the Death Benefit of a policy may be included in an Insured’s estate even if not owned at the time of death. This may occur if the Insured transferred an ownership interest, or an incident of ownership, in a policy within three years of death. If the Owner dies, but an Insured is still alive, the fair market value of the Policy will be includible in the Owner’s estate. With appropriate estate planning, an unlimited marital deduction may permit deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

An exemption limit of $5 million (single)/$10 million (married) (with inflation indexing after 2011) and a maximum rate of 40% applies for purposes of the estate, gift and generation skipping transfer taxes. In addition, any unused estate exemption limit may be carried over to the surviving spouse.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that a portion of the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless to

Survivorship Variable Universal Life Prospectus	27

the extent it exceeds the premiums or other consideration the business paid for the policy. This rule will not apply if (i) the insured is an eligible employee and (ii) certain notice and consent requirements are satisfied before the policy is issued. Generally, an eligible employee is someone who was an employee at any time during the 12 month period before death, a director, a person who owns more than 5% of the business, an employee earning more than $120,000 annually (increased for cost of living), one of the highest 5 paid officers, or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for Premium Payments on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Interest on debt that is related to or is incurred to purchase or carry life insurance might be deductible in certain, limited, circumstances set forth in Code Section 264. For example, interest paid or accrued for up to an aggregate of $50,000 of indebtedness with respect to life insurance covering a “key person” may be deductible. Generally, a key person is defined as an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, if a business owns life insurance with a Policy Value, Section 264(f) may disallow a portion of a business’s non-life insurance related interest deduction. This disallowance is based on a ratio that compares the amount of unborrowed life insurance Policy Value to the adjusted basis of other business assets. Certain policies may be excluded from the disallowance calculation. These include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as survivorship life policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.

The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

Special rules under the Code govern how life insurance companies calculate income tax deductions. Under these rules the annual increase in the cash value of life insurance policies owned by life insurance companies may limit the company’s deductions, resulting in an overall increase in its taxable income. In Revenue Procedure 2007-61, the IRS provided a safe harbor under which the annual increase in cash value of life insurance policies covering no more than 35% of the company’s employees, directors, officers and 20% owners will not limit the life insurance company’s deductions. Additionally, the Revenue Procedure included language that the tax-deferred nature of such contracts remains subject to challenge by the IRS under other provisions of the tax law, including judicial doctrines such as the business purpose doctrine.

Policy Split Right    If your Policy is a survivorship life Policy, the Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in the permanent repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive and the written request for exchange must be received no later than 180 days after the enactment of a law containing any of the tax law changes described above.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Surrender Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer. One issue that has not been clarified is whether each Premium Payment paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty.

28	Survivorship Variable Universal Life Prospectus

The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. These rules became effective December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Rev. Proc. 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance. Generally, the safe harbor value is the greater of (i) the sum of the interpolated terminal reserve, any unearned premiums, and a pro rata portion of the estimated dividends for the Policy Year; or (ii) the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans) multiplied by a factor specified in Rev. Proc. 2005-25. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Under Code Section 6011, taxpayers are required to annually report all “reportable transactions”. Regulations under Code Section 6011 provide a list of several types of reportable transactions, some of which may involve life insurance policies. For example, in some circumstances a reportable transaction might exist if life insurance is owned by a welfare benefit plan. “Reportable transactions” also include transactions that create significant differences between the amount of any item for purposes of determining income, gain, expense or loss for tax purposes differs by more than $10 million, on a gross basis, from the amount of the item for purposes for book purposes. However, Rev. Proc. 2004-67 held that the purchase of life insurance policies that creates such a difference does not, by itself, constitute a “reportable transaction.” The rules related to reportable transactions are complicated and you should consult a qualified tax advisor before purchasing any insurance policy as part of a transaction.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sells the Policy is 40% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2% of Premium Payments thereafter. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. In addition, a commission of 0.10% of Invested Assets is paid at the end of Policy Years 2-10; and 0.07% of Invested Assets at the end of Policy Years 11 and later. The entire amount of sales commissions paid to registered representatives is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate

Survivorship Variable Universal Life Prospectus	29

Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1.	amendments or endorsements;
2.	supplemental Applications;
3.	reinstatement Applications; and
4.	Policy change Applications.

CASH SURRENDER VALUE

An amount equal to the Policy Value minus the sum of Policy Debt and any surrender charge.

CODE

The Internal Revenue Code of 1986, as amended.

DATE OF ISSUE

The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.

DEATH BENEFIT

The gross amount payable to the beneficiary upon the second death, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit.”)

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

GOOD ORDER

Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due or proper completion of certain Northwestern Mutual forms.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INCOME PLAN

An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”

IN FORCE DATE

The date on which the initial net Premium Payment is transferred from the General Account to the Separate Account after you have met all the conditions necessary for us to proceed with the final issuance of your Policy, such as determination of underwriting classification, receipt of minimum premiums and receipt of all paperwork in Good Order.

INITIAL ALLOCATION DATE

The date identified in the Policy schedule pages on which we allocate Net Premium or Invested Assets to the Divisions of the Separate Account according to the Owner’s instructions.

INITIAL SPECIFIED AMOUNT

The Specified Amount of coverage on the Date of Issue of the Policy.

INSURED

Each of the persons named as an Insured on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The age of an Insured on his/her birthday nearest the Policy Date.

LIFE INSURANCE BENEFIT

The net amount payable upon the second death. The Life Insurance Benefit equals the Death Benefit reduced by any outstanding Policy Debt and other adjustments if the second death occurs during the Policy Grace Period.

LOAN VALUE

An amount equal to 90% of the excess of the Policy Value on the date of the loan over the surrender charge that would be applicable to a surrender on the date of the loan.

30	Survivorship Variable Universal Life Prospectus

MEC

Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is considered too investment oriented and is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more detailed information.

MONTHLY POLICY CHARGE

The amount equal to the sum of:

1.	the monthly Cost of Insurance Charge;
2.	the monthly Mortality and Expense Risk Charge-Invested Assets Component;
3.	the monthly Mortality and Expense Risk Charge-Specified Amount Component;
4.	the monthly Administrative Charge;
5.	the monthly Underwriting and Issue Charge;
6.	the monthly Deferred Sales Charge; and
7.	the monthly Policy Debt Expense Charge, if applicable.

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM(S)

The amount of Premium Payment remaining after the Premium Expense Charge has been deducted.

NYSE

New York Stock Exchange.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown on the Policy Schedule Page from which the following are computed:

1.	Policy Year;
2.	Policy Anniversary;
3.	Monthly Processing Date; and
4.	the Issue Age of each Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY GRACE PERIOD

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

POLICY VALUE

The sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction fees.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account II.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on the Insureds’ lives.

TARGET PREMIUM

A hypothetical annual premium, which is based on the Specified Amount, and factors including but not limited to the Insureds’ Issue Ages, sex, and underwriting classifications, used to compute part of the Premium Expense Charge, the Deferred Sales Charge, the Surrender Charge and the sales commission.

UNIT

An accounting unit of measure representing the value in one or more Divisions of the Separate Account.

UNIT VALUE

The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.

VALUATION DATE

Any day the NYSE is open for trading, except for any days specified in the Policy’s prospectus and any day that a Division’s corresponding investment option does not value its shares. A Valuation Date ends when the NYSE closes.

VALUATION PERIOD

The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.

Survivorship Variable Universal Life Prospectus	31

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference into this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-464-3800. Under certain circumstances you or your financial representative may be able to obtain these documents online at www.northwesternmutual.com. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F St., NE, Washington, DC 20549-0102.

Your Financial Representative will provide you with illustrations for a Survivorship Variable Universal Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and Cash Surrender Value for a Policy would vary based on hypothetical investment results. Your Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact Advanced Business Services at 1-866-464-3800.

Investment Company Act File No. 811- 21933

32	Survivorship Variable Universal Life Prospectus

Appendix A

Mortality and Expense Risk Charge—Specified Amount Component

Table of Charges Per $1,000 of Initial Specified Amount

Issue Age*	Annual Charge
20-25	$0.04
26	0.05
27	0.06
28	0.07
29	0.08
30	0.09
31	0.10
32	0.11
33	0.12
34	0.13
35	0.14
36	0.17
37	0.19
38	0.22
39	0.25
40	0.28
41	0.30
42	0.33
43	0.36
44	0.38
45	0.41
46	0.44
47	0.47
48	0.50
49	0.53
50	0.57

Issue Age*	Annual Charge
51	$0.60
52	0.63
53	0.66
54	0.69
55	0.72
56	0.77
57	0.83
58	0.88
59	0.94
60	0.99
61	1.04
62	1.10
63	1.15
64	1.21
65	1.26
66	1.31
67	1.35
68	1.40
69	1.44
70	1.49
71	1.54
72	1.58
73	1.63
74	1.67
75-85	1.72

*	The Issue Age used in this calculation equals the younger Insured Issue Age plus an age adjustment. The age adjustment is based on the age difference (older Issue Age minus younger Issue Age) and this schedule:

Age Difference (years)	Age Adjustment (years)
0-1	0
2-4	1
5-8	2
9-14	3
15-24	4

Age Difference (years)	Age Adjustment (years)
25-34	5
35-44	6
45-54	7
55-65	8

Example: For a Policy at Issue Ages 65 and 60 and an Initial Specified Amount of $1,000,000, the age adjustment is 2 and the Issue Age is 62. The annual charge per $1,000 of Initial Specified Amount is $1.10. The Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component will be $91.67 monthly, or $1,100.04 annually for this Policy.

Note: In no event will the sum of the Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component annual charge and the Monthly Policy Charge—Underwriting and Issue Charge annual charge exceed $1.90 per $1,000 of Initial Specified Amount. The Monthly Policy Charge—Underwriting and Issue Charge will be reduced to meet this constraint if necessary.

Survivorship Variable Universal Life Prospectus	33

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Account)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Depositor)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WI 53202

1-866-464-3800

STATEMENT OF ADDITIONAL INFORMATION

Survivorship Variable Universal Life

This Statement of Additional Information (“SAI”) contains additional information regarding the Survivorship Variable Universal Life insurance policy (the “Policy”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated the same date as this SAI. You may obtain a copy of the prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting the Northwestern Mutual website at www.northwesternmutual.com. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2015.

DISTRIBUTION OF THE POLICY

Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly company, is the principal underwriter and distributor of the Policy. NMIS is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS. We do not anticipate discontinuing the offering of the Policy but we reserve the right to do so at any time.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last fiscal year representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2014	$11,385,510
2013	$7,330,823
2012	$6,382,227

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2014

Northwestern Mutual Variable Life Account II

Financial Statements

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2014

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$5,571	$7,916	$3,210	$1,395	$25,610
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	3	-	-	15

Total Assets	5,571	7,919	3,210	1,395	25,625

Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	-	1	-	-

Total Liabilities	1	-	1	-	-

Total Net Assets	$5,570	$7,919	$3,209	$1,395	$25,625

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$2,422	$6,765	$2,207	$1,346	$17,291
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	3,067	919	977	1	7,075
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	81	235	25	48	1,259

Total Net Assets	$5,570	$7,919	$3,209	$1,395	$25,625

(1) Investments, at cost	$5,274	$6,517	$2,787	$1,191	$21,302
Mutual Fund Shares Held	1,938	3,005	1,942	1,241	6,441
(2) Accumulation Unit Value	$54.488126	$33.238141	$40.759702	$13.487127	$103.583087
Units Outstanding	44	204	54	100	167
(3) Accumulation Unit Value	$54.488126	$33.238141	$40.759702	$13.487127	$103.583087
Units Outstanding	56	28	24	-	68
(4) Accumulation Unit Value	$54.488126	$33.238141	$40.759702	$13.487127	$103.583087
Units Outstanding	1	7	1	4	12

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2014

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$284	$4,612	$6,155	$2,546	$8,127
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	11	1	-	-

Total Assets	284	4,623	6,156	2,546	8,127

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$284	$4,623	$6,156	$2,546	$8,127

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$271	$3,957	$4,662	$1,912	$6,747
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	13	593	1,270	631	1,166
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	-	73	224	3	214

Total Net Assets	$284	$4,623	$6,156	$2,546	$8,127

(1) Investments, at cost	$273	$3,320	$5,193	$2,501	$6,997
Mutual Fund Shares Held	247	3,199	3,474	749	4,147
(2) Accumulation Unit Value	$13.865219	$22.950784	$27.291728	$102.693582	$43.598907
Units Outstanding	20	172	171	19	155
(3) Accumulation Unit Value	$13.865219	$22.950784	$27.291728	$102.693582	$43.598907
Units Outstanding	1	26	47	6	27
(4) Accumulation Unit Value	$13.865219	$22.950784	$27.291728	$102.693582	$43.598907
Units Outstanding	-	3	8	-	5

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2014

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$4,615	$3,833	$2,081	$6,404	$5,136
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	1	-	-	1	6

Total Assets	4,616	3,833	2,081	6,405	5,142

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$4,616	$3,833	$2,081	$6,405	$5,142

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$2,238	$2,700	$1,995	$3,996	$4,803
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	2,307	1,006	16	2,318	124
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	71	127	70	91	215

Total Net Assets	$4,616	$3,833	$2,081	$6,405	$5,142

(1) Investments, at cost	$3,732	$3,228	$2,164	$5,437	$4,780
Mutual Fund Shares Held	2,606	1,536	1,786	2,686	3,819
(2) Accumulation Unit Value	$32.189353	$47.561777	$17.638780	$34.121874	$19.596007
Units Outstanding	70	57	113	117	245
(3) Accumulation Unit Value	$32.189353	$47.561777	$17.638780	$34.121874	$19.596007
Units Outstanding	72	21	1	68	6
(4) Accumulation Unit Value	$32.189353	$47.561777	$17.638780	$34.121874	$19.596007
Units Outstanding	2	3	4	3	11

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2014

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$2,853	$14,080	$4,608	$5,738	$255
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	3	4	3	128	1

Total Assets	2,856	14,084	4,611	5,866	256

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$2,856	$14,084	$4,611	$5,866	$256

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$2,397	$10,166	$4,072	$3,100	$223
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	364	3,647	419	2,699	33
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	95	271	120	67	-

Total Net Assets	$2,856	$14,084	$4,611	$5,866	$256

(1) Investments, at cost	$2,893	$14,542	$4,934	$5,738	$256
Mutual Fund Shares Held	3,163	7,937	4,976	5,738	248
(2) Accumulation Unit Value	$10.212438	$4.952849	$10.109813	$41.568533	$12.188479
Units Outstanding	235	2,054	403	75	18
(3) Accumulation Unit Value	$10.212438	$4.952849	$10.109813	$41.568533	$12.188479
Units Outstanding	36	736	41	65	3
(4) Accumulation Unit Value	$10.212438	$4.952849	$10.109813	$41.568533	$12.188479
Units Outstanding	9	55	12	2	-

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2014

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$10,687	$174	$1,224	$5,884	$2,998
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	13	-	2	1	2

Total Assets	10,700	174	1,226	5,885	3,000

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$10,700	$174	$1,226	$5,885	$3,000

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$7,607	$154	$1,174	$5,210	$2,894
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	2,925	20	34	607	53
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	168	-	18	68	53

Total Net Assets	$10,700	$174	$1,226	$5,885	$3,000

(1) Investments, at cost	$10,711	$167	$1,241	$6,134	$3,090
Mutual Fund Shares Held	8,435	156	1,112	8,161	2,763
(2) Accumulation Unit Value	$211.428447	$19.181310	$13.899486	$43.976216	$15.951947
Units Outstanding	36	8	84	118	181
(3) Accumulation Unit Value	$211.428447	$19.181310	$13.899486	$43.976216	$15.951947
Units Outstanding	14	1	2	14	3
(4) Accumulation Unit Value	$211.428447	$19.181310	$13.899486	$43.976216	$15.951947
Units Outstanding	1	-	1	2	3

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2014

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$2,819	$470	$-	$-	$-
Fidelity Variable Insurance Products	-	-	9,639	2,429	-
Neuberger Berman Advisers Management Trust	-	-	-	-	1,574
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	2	3	-

Total Assets	2,819	470	9,641	2,432	1,574

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	1

Total Liabilities	-	-	-	-	1

Total Net Assets	$2,819	$470	$9,641	$2,432	$1,573

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$976	$295	$6,796	$2,286	$1,478
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	1,410	111	2,589	42	21
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	433	64	256	104	74

Total Net Assets	$2,819	$470	$9,641	$2,432	$1,573

(1) Investments, at cost	$2,901	$468	$8,741	$2,057	$1,349
Mutual Fund Shares Held	1,904	393	262	66	66
(2) Accumulation Unit Value	$181.830315	$20.487411	$42.835362	$16.754369	$16.275087
Units Outstanding	5	14	159	137	91
(3) Accumulation Unit Value	$181.830315	$20.487411	$42.835362	$16.754369	$16.275087
Units Outstanding	8	5	60	2	1
(4) Accumulation Unit Value	$181.830315	$20.487411	$42.835362	$16.754369	$16.275087
Units Outstanding	2	3	6	6	5

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2014

(in thousands, except accumulation unit values)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division	Russell Global Real Estate Securities Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	2,989	1,902	3,484	3,848	6,653
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	3	1

Total Assets	2,989	1,902	3,484	3,851	6,654

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	2	-	-

Total Liabilities	-	-	2	-	-

Total Net Assets	$2,989	$1,902	$3,482	$3,851	$6,654

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$2,525	$1,540	$2,832	$2,247	$5,943
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	440	359	617	1,451	508
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	24	3	33	153	203

Total Net Assets	$2,989	$1,902	$3,482	$3,851	$6,654

(1) Investments, at cost	$2,572	$1,697	$3,143	$3,868	$6,284
Mutual Fund Shares Held	165	123	302	361	426
(2) Accumulation Unit Value	$18.071559	$27.141282	$17.795979	$23.281628	$44.660949
Units Outstanding	140	57	159	97	133
(3) Accumulation Unit Value	$18.071559	$27.141282	$17.795979	$23.281628	$44.660949
Units Outstanding	24	13	35	62	11
(4) Accumulation Unit Value	$18.071559	$27.141282	$17.795979	$23.281628	$44.660949
Units Outstanding	1	-	2	7	5

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2014

(in thousands, except accumulation unit values)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	103	420	617	214	-
Credit Suisse Trust	-	-	-	-	2,038
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	2

Total Assets	103	420	617	214	2,040

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$103	$420	$617	$214	$2,040

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$100	$412	$570	$211	$1,977
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	-	3	-	-	13
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	3	5	47	3	50

Total Net Assets	$103	$420	$617	$214	$2,040

(1) Investments, at cost	$104	$412	$611	$214	$2,416
Mutual Fund Shares Held	10	40	61	23	390
(2) Accumulation Unit Value	$14.227181	$13.866173	$13.064429	$12.149681	$5.885213
Units Outstanding	7	30	44	17	336
(3) Accumulation Unit Value	$14.227181	$13.866173	$13.064429	$12.149681	$5.885213
Units Outstanding	-	-	-	-	2
(4) Accumulation Unit Value	$14.227181	$13.866173	$13.064429	$12.149681	$5.885213
Units Outstanding	-	-	4	-	8

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Operations

For the Year Ended December 31, 2014

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$29	$1	$43	$1	$335

Net investment income (loss)	29	1	43	1	335

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	522	105	105	63	1,211
Realized gain distributions	475	710	260	52	261

Realized gains (losses)	997	815	365	115	1,472

Change in unrealized appreciation/(depreciation) of investments during the period	(629)	(144)	(176)	43	899

Net increase (decrease) in net assets resulting from operations	$397	$672	$232	$159	$2,706

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$-	$76	$75	$8	$79

Net investment income (loss)	-	76	75	8	79

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	29	276	367	108	200
Realized gain distributions	16	-	179	456	380

Realized gains (losses)	45	276	546	564	580

Change in unrealized appreciation/(depreciation) of investments during the period	(12)	227	(178)	(390)	11

Net increase (decrease) in net assets resulting from operations	$33	$579	$443	$182	$670

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Operations

For the Year Ended December 31, 2014

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Income:
Dividend income	$39	$-	$29	$22	$62

Net investment income (loss)	39	-	29	22	62

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	42	166	46	157	66
Realized gain distributions	332	390	323	157	-

Realized gains (losses)	374	556	369	314	66

Change in unrealized appreciation/(depreciation) of investments during the period	188	(249)	(285)	(299)	(357)

Net increase (decrease) in net assets resulting from operations	$601	$307	$113	$37	$(229)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division

Income:
Dividend income	$35	$276	$25	$4	$2

Net investment income (loss)	35	276	25	4	2

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	28	347	(3)	-	1
Realized gain distributions	15	973	1	-	-

Realized gains (losses)	43	1,320	(2)	-	1

Change in unrealized appreciation/(depreciation) of investments during the period	(271)	(2,958)	(304)	-	(2)

Net increase (decrease) in net assets resulting from operations	$(193)	$(1,362)	$(281)	$4	$1

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Operations

For the Year Ended December 31, 2014

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Income:
Dividend income	$204	$2	$6	$271	$71

Net investment income (loss)	204	2	6	271	71

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(81)	1	(17)	130	1
Realized gain distributions	-	-	10	-	-

Realized gains (losses)	(81)	1	(7)	130	1

Change in unrealized appreciation/(depreciation) of investments during the period	395	17	21	(336)	(12)

Net increase (decrease) in net assets resulting from operations	$518	$20	$20	$65	$60

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Income:
Dividend income	$74	$10	$2	$17	$5

Net investment income (loss)	74	10	2	17	5

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	54	17	138	30	21
Realized gain distributions	255	43	196	48	-

Realized gains (losses)	309	60	334	78	21

Change in unrealized appreciation/(depreciation) of investments during the period	(213)	(49)	200	120	103

Net increase (decrease) in net assets resulting from operations	$170	$21	$536	$215	$129

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Operations

For the Year Ended December 31, 2014

(in thousands)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division	Russell Global Real Estate Securities Division

Income:
Dividend income	$33	$5	$66	$45	$200

Net investment income (loss)	33	5	66	45	200

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	101	113	73	2	100
Realized gain distributions	393	178	-	74	279

Realized gains (losses)	494	291	73	76	379

Change in unrealized appreciation/(depreciation) of investments during the period	(203)	(262)	(298)	36	201

Net increase (decrease) in net assets resulting from operations	$324	$34	$(159)	$157	$780

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Income:
Dividend income	$3	$12	$17	$6	$-
Waiver income	-	-	-	-	2

Net investment income (loss)	3	12	17	6	2

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	-	12	4	-	(3)
Realized gain distributions	2	8	11	3	-

Realized gains (losses)	2	20	15	3	(3)

Change in unrealized appreciation/(depreciation) of investments during the period	-	(15)	(15)	(5)	(399)

Net increase (decrease) in net assets resulting from operations	$5	$17	$17	$4	$(400)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$29	$27	$1	$23
Net realized gains (losses)	997	588	815	142
Net change in unrealized appreciation/(depreciation)	(629)	590	(144)	1,088

Net increase (decrease) in net assets resulting from operations	397	1,205	672	1,253

Policy Transactions:
Policyowners’ net payments	466	493	1,307	945
Policy loans, surrenders and death benefits	(248)	(585)	(149)	(279)
Mortality and other (net)	(192)	(184)	(346)	(263)
Transfers from other divisions	29,879	20,533	10,471	7,875
Transfers to other divisions	(28,991)	(20,544)	(9,947)	(7,494)

Net increase (decrease) in net assets resulting from policy transactions	914	(287)	1,336	784

Net increase (decrease) in net assets	1,311	918	2,008	2,037

Net Assets:
Beginning of period	4,259	3,341	5,911	3,874

End of period	$5,570	$4,259	$7,919	$5,911

Units issued during the period	622	515	407	352
Units redeemed during the period	(605)	(521)	(363)	(322)

Net units issued (redeemed) during period	17	(6)	44	30

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$43	$26	$1	$9
Net realized gains (losses)	365	85	115	50
Net change in unrealized appreciation/(depreciation)	(176)	454	43	147

Net increase (decrease) in net assets resulting from operations	232	565	159	206

Policy Transactions:
Policyowners’ net payments	465	540	319	203
Policy loans, surrenders and death benefits	(157)	(106)	(17)	(8)
Mortality and other (net)	(165)	(145)	(50)	(39)
Transfers from other divisions	9,099	3,933	1,480	1,325
Transfers to other divisions	(8,892)	(4,057)	(1,554)	(1,156)

Net increase (decrease) in net assets resulting from policy transactions	350	165	178	325

Net increase (decrease) in net assets	582	730	337	531

Net Assets:
Beginning of period	2,627	1,897	1,058	527

End of period	$3,209	$2,627	$1,395	$1,058

Units issued during the period	250	136	147	145
Units redeemed during the period	(240)	(132)	(131)	(115)

Net units issued (redeemed) during period	10	4	16	30

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$335	$264	$-	$3
Net realized gains (losses)	1,472	1,084	45	7
Net change in unrealized appreciation/(depreciation)	899	2,541	(12)	20

Net increase (decrease) in net assets resulting from operations	2,706	3,889	33	30

Policy Transactions:
Policyowners’ net payments	2,793	2,654	102	79
Policy loans, surrenders and death benefits	(617)	(808)	(80)	(1)
Mortality and other (net)	(706)	(543)	(25)	(12)
Transfers from other divisions	63,608	49,707	440	171
Transfers to other divisions	(60,395)	(47,477)	(378)	(127)

Net increase (decrease) in net assets resulting from policy transactions	4,683	3,533	59	110

Net increase (decrease) in net assets	7,389	7,422	92	140

Net Assets:
Beginning of period	18,236	10,814	192	52

End of period	$25,625	$18,236	$284	$192

Units issued during the period	718	729	42	24
Units redeemed during the period	(670)	(686)	(37)	(14)

Net units issued (redeemed) during period	48	43	5	10

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$76	$57	$75	$58
Net realized gains (losses)	276	197	546	151
Net change in unrealized appreciation/(depreciation)	227	735	(178)	855

Net increase (decrease) in net assets resulting from operations	579	989	443	1,064

Policy Transactions:
Policyowners’ net payments	814	665	1,061	664
Policy loans, surrenders and death benefits	(175)	(255)	(99)	(158)
Mortality and other (net)	(235)	(203)	(276)	(193)
Transfers from other divisions	7,999	5,251	25,624	19,302
Transfers to other divisions	(8,329)	(5,320)	(25,585)	(18,831)

Net increase (decrease) in net assets resulting from policy transactions	74	138	725	784

Net increase (decrease) in net assets	653	1,127	1,168	1,848

Net Assets:
Beginning of period	3,970	2,843	4,988	3,140

End of period	$4,623	$3,970	$6,156	$4,988

Units issued during the period	436	363	1,123	899
Units redeemed during the period	(432)	(356)	(1,093)	(863)

Net units issued (redeemed) during period	4	7	30	36

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$8	$8	$79	$51
Net realized gains (losses)	564	219	580	285
Net change in unrealized appreciation/(depreciation)	(390)	290	11	962

Net increase (decrease) in net assets resulting from operations	182	517	670	1,298

Policy Transactions:
Policyowners’ net payments	414	371	1,227	1,049
Policy loans, surrenders and death benefits	(132)	(90)	(194)	(204)
Mortality and other (net)	(122)	(131)	(304)	(235)
Transfers from other divisions	7,183	6,056	27,928	13,053
Transfers to other divisions	(7,523)	(5,833)	(27,151)	(12,527)

Net increase (decrease) in net assets resulting from policy transactions	(180)	373	1,506	1,136

Net increase (decrease) in net assets	2	890	2,176	2,434

Net Assets:
Beginning of period	2,544	1,654	5,951	3,517

End of period	$2,546	$2,544	$8,127	$5,951

Units issued during the period	82	76	716	420
Units redeemed during the period	(84)	(71)	(679)	(388)

Net units issued (redeemed) during period	(2)	5	37	32

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$39	$27	$-	$14
Net realized gains (losses)	374	152	556	218
Net change in unrealized appreciation/(depreciation)	188	511	(249)	661

Net increase (decrease) in net assets resulting from operations	601	690	307	893

Policy Transactions:
Policyowners’ net payments	586	387	420	473
Policy loans, surrenders and death benefits	(33)	(376)	(170)	(370)
Mortality and other (net)	(151)	(112)	(161)	(144)
Transfers from other divisions	14,334	10,966	12,039	6,743
Transfers to other divisions	(13,838)	(10,546)	(11,753)	(6,808)

Net increase (decrease) in net assets resulting from policy transactions	898	319	375	(106)

Net increase (decrease) in net assets	1,499	1,009	682	787

Net Assets:
Beginning of period	3,117	2,108	3,151	2,364

End of period	$4,616	$3,117	$3,833	$3,151

Units issued during the period	570	481	292	216
Units redeemed during the period	(539)	(468)	(283)	(219)

Net units issued (redeemed) during period	31	13	9	(3)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$29	$40	$22	$50
Net realized gains (losses)	369	72	314	255
Net change in unrealized appreciation/(depreciation)	(285)	190	(299)	873

Net increase (decrease) in net assets resulting from operations	113	302	37	1,178

Policy Transactions:
Policyowners’ net payments	409	324	786	671
Policy loans, surrenders and death benefits	(29)	(4)	(103)	(468)
Mortality and other (net)	(74)	(45)	(239)	(195)
Transfers from other divisions	2,647	1,809	21,198	17,407
Transfers to other divisions	(2,366)	(1,417)	(20,444)	(16,976)

Net increase (decrease) in net assets resulting from policy transactions	587	667	1,198	439

Net increase (decrease) in net assets	700	969	1,235	1,617

Net Assets:
Beginning of period	1,381	412	5,170	3,553

End of period	$2,081	$1,381	$6,405	$5,170

Units issued during the period	187	165	734	635
Units redeemed during the period	(151)	(118)	(698)	(620)

Net units issued (redeemed) during period	36	47	36	15

	International Growth Division		Research International Core Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$62	$50	$35	$2
Net realized gains (losses)	66	98	43	16
Net change in unrealized appreciation/(depreciation)	(357)	495	(271)	182

Net increase (decrease) in net assets resulting from operations	(229)	643	(193)	200

Policy Transactions:
Policyowners’ net payments	1,106	829	731	354
Policy loans, surrenders and death benefits	(211)	(444)	(21)	(32)
Mortality and other (net)	(265)	(205)	(138)	(73)
Transfers from other divisions	8,241	7,922	7,407	3,327
Transfers to other divisions	(7,623)	(7,526)	(6,624)	(2,728)

Net increase (decrease) in net assets resulting from policy transactions	1,248	576	1,355	848

Net increase (decrease) in net assets	1,019	1,219	1,162	1,048

Net Assets:
Beginning of period	4,123	2,904	1,694	646

End of period	$5,142	$4,123	$2,856	$1,694

Units issued during the period	484	523	800	375
Units redeemed during the period	(423)	(492)	(674)	(291)

Net units issued (redeemed) during period	61	31	126	84

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$276	$244	$25	$14
Net realized gains (losses)	1,320	529	(2)	28
Net change in unrealized appreciation/(depreciation)	(2,958)	1,431	(304)	(116)

Net increase (decrease) in net assets resulting from operations	(1,362)	2,204	(281)	(74)

Policy Transactions:
Policyowners’ net payments	2,420	2,198	1,143	705
Policy loans, surrenders and death benefits	(500)	(1,608)	(34)	(38)
Mortality and other (net)	(692)	(581)	(213)	(117)
Transfers from other divisions	53,712	39,903	7,891	4,555
Transfers to other divisions	(52,696)	(38,678)	(6,594)	(3,589)

Net increase (decrease) in net assets resulting from policy transactions	2,244	1,234	2,193	1,516

Net increase (decrease) in net assets	882	3,438	1,912	1,442

Net Assets:
Beginning of period	13,202	9,764	2,699	1,257

End of period	$14,084	$13,202	$4,611	$2,699

Units issued during the period	11,222	9,376	882	508
Units redeemed during the period	(10,807)	(9,128)	(677)	(367)

Net units issued (redeemed) during period	415	248	205	141

	Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$4	$5	$2	$-
Net realized gains (losses)	-	-	1	(2)
Net change in unrealized appreciation/(depreciation)	-	-	(2)	4

Net increase (decrease) in net assets resulting from operations	4	5	1	2

Policy Transactions:
Policyowners’ net payments	15,806	13,804	78	95
Policy loans, surrenders and death benefits	(89)	(233)	(2)	(1)
Mortality and other (net)	(387)	(352)	(18)	(10)
Transfers from other divisions	24,744	21,532	706	301
Transfers to other divisions	(40,902)	(33,006)	(667)	(773)

Net increase (decrease) in net assets resulting from policy transactions	(828)	1,745	97	(388)

Net increase (decrease) in net assets	(824)	1,750	98	(386)

Net Assets:
Beginning of period	6,690	4,940	158	544

End of period	$5,866	$6,690	$256	$158

Units issued during the period	1,025	1,039	67	34
Units redeemed during the period	(1,044)	(997)	(59)	(66)

Net units issued (redeemed) during period	(19)	42	8	(32)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$204	$182	$2	$-
Net realized gains (losses)	(81)	60	1	(53)
Net change in unrealized appreciation/(depreciation)	395	(401)	17	19

Net increase (decrease) in net assets resulting from operations	518	(159)	20	(34)

Policy Transactions:
Policyowners’ net payments	1,469	1,557	21	50
Policy loans, surrenders and death benefits	(383)	(429)	(85)	(1)
Mortality and other (net)	(453)	(399)	(6)	(12)
Transfers from other divisions	47,394	31,299	240	250
Transfers to other divisions	(46,142)	(30,613)	(155)	(444)

Net increase (decrease) in net assets resulting from policy transactions	1,885	1,415	15	(157)

Net increase (decrease) in net assets	2,403	1,256	35	(191)

Net Assets:
Beginning of period	8,297	7,041	139	330

End of period	$10,700	$8,297	$174	$139

Units issued during the period	246	167	15	18
Units redeemed during the period	(236)	(160)	(15)	(28)

Net units issued (redeemed) during period	10	7	-	(10)

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$6	$8	$271	$246
Net realized gains (losses)	(7)	(40)	130	13
Net change in unrealized appreciation/(depreciation)	21	(54)	(336)	(16)

Net increase (decrease) in net assets resulting from operations	20	(86)	65	243

Policy Transactions:
Policyowners’ net payments	156	549	1,139	1,060
Policy loans, surrenders and death benefits	(41)	(49)	(6)	(37)
Mortality and other (net)	(39)	(36)	(238)	(194)
Transfers from other divisions	2,754	4,055	14,667	15,806
Transfers to other divisions	(2,252)	(4,620)	(14,948)	(14,860)

Net increase (decrease) in net assets resulting from policy transactions	578	(101)	614	1,775

Net increase (decrease) in net assets	598	(187)	679	2,018

Net Assets:
Beginning of period	628	815	5,206	3,188

End of period	$1,226	$628	$5,885	$5,206

Units issued during the period	218	332	405	414
Units redeemed during the period	(178)	(340)	(391)	(371)

Net units issued (redeemed) during period	40	(8)	14	43

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$71	$71	$74	$84
Net realized gains (losses)	1	36	309	150
Net change in unrealized appreciation/(depreciation)	(12)	(164)	(213)	27

Net increase (decrease) in net assets resulting from operations	60	(57)	170	261

Policy Transactions:
Policyowners’ net payments	658	457	177	307
Policy loans, surrenders and death benefits	(17)	(37)	(127)	(82)
Mortality and other (net)	(120)	(102)	(110)	(104)
Transfers from other divisions	3,510	4,212	33,246	13,697
Transfers to other divisions	(3,170)	(4,082)	(33,281)	(13,401)

Net increase (decrease) in net assets resulting from policy transactions	861	448	(95)	417

Net increase (decrease) in net assets	921	391	75	678

Net Assets:
Beginning of period	2,079	1,688	2,744	2,066

End of period	$3,000	$2,079	$2,819	$2,744

Units issued during the period	267	325	191	87
Units redeemed during the period	(214)	(298)	(191)	(85)

Net units issued (redeemed) during period	53	27	-	2

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$10	$10	$2	$18
Net realized gains (losses)	60	10	334	1,168
Net change in unrealized appreciation/(depreciation)	(49)	30	200	733

Net increase (decrease) in net assets resulting from operations	21	50	536	1,919

Policy Transactions:
Policyowners’ net payments	49	39	1,246	1,030
Policy loans, surrenders and death benefits	(5)	(39)	(271)	(1,025)
Mortality and other (net)	(23)	(20)	(358)	(266)
Transfers from other divisions	707	300	32,888	29,718
Transfers to other divisions	(656)	(276)	(31,932)	(29,131)

Net increase (decrease) in net assets resulting from policy transactions	72	4	1,573	326

Net increase (decrease) in net assets	93	54	2,109	2,245

Net Assets:
Beginning of period	377	323	7,532	5,287

End of period	$470	$377	$9,641	$7,532

Units issued during the period	38	20	931	975
Units redeemed during the period	(36)	(19)	(893)	(966)

Net units issued (redeemed) during period	2	1	38	9

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$17	$11	$5	$5
Net realized gains (losses)	78	37	21	14
Net change in unrealized appreciation/(depreciation)	120	230	103	116

Net increase (decrease) in net assets resulting from operations	215	278	129	135

Policy Transactions:
Policyowners’ net payments	602	305	427	168
Policy loans, surrenders and death benefits	(25)	(35)	(17)	(21)
Mortality and other (net)	(127)	(74)	(87)	(36)
Transfers from other divisions	4,049	2,397	2,501	1,288
Transfers to other divisions	(3,678)	(2,072)	(2,237)	(880)

Net increase (decrease) in net assets resulting from policy transactions	821	521	587	519

Net increase (decrease) in net assets	1,036	799	716	654

Net Assets:
Beginning of period	1,396	597	857	203

End of period	$2,432	$1,396	$1,573	$857

Units issued during the period	305	265	205	120
Units redeemed during the period	(253)	(224)	(166)	(80)

Net units issued (redeemed) during period	52	41	39	40

	Russell Multi-Style Equity Division		Russell Aggressive Equity Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$33	$26	$5	$7
Net realized gains (losses)	494	201	291	176
Net change in unrealized appreciation/(depreciation)	(203)	386	(262)	323

Net increase (decrease) in net assets resulting from operations	324	613	34	506

Policy Transactions:
Policyowners’ net payments	281	383	256	300
Policy loans, surrenders and death benefits	(104)	(103)	(38)	(49)
Mortality and other (net)	(125)	(113)	(97)	(86)
Transfers from other divisions	5,506	3,773	4,710	2,672
Transfers to other divisions	(5,439)	(3,780)	(4,813)	(2,662)

Net increase (decrease) in net assets resulting from policy transactions	119	160	18	175

Net increase (decrease) in net assets	443	773	52	681

Net Assets:
Beginning of period	2,546	1,773	1,850	1,169

End of period	$2,989	$2,546	$1,902	$1,850

Units issued during the period	349	311	192	131
Units redeemed during the period	(341)	(299)	(191)	(123)

Net units issued (redeemed) during period	8	12	1	8

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Russell Non-U.S. Division		Russell Core Bond Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$66	$53	$45	$32
Net realized gains (losses)	73	43	76	12
Net change in unrealized appreciation/(depreciation)	(298)	458	36	(77)

Net increase (decrease) in net assets resulting from operations	(159)	554	157	(33)

Policy Transactions:
Policyowners’ net payments	522	507	475	567
Policy loans, surrenders and death benefits	(66)	(112)	(39)	(94)
Mortality and other (net)	(143)	(134)	(166)	(138)
Transfers from other divisions	7,975	5,380	12,173	6,167
Transfers to other divisions	(7,783)	(5,429)	(11,226)	(6,408)

Net increase (decrease) in net assets resulting from policy transactions	505	212	1,217	94

Net increase (decrease) in net assets	346	766	1,374	61

Net Assets:
Beginning of period	3,136	2,370	2,477	2,416

End of period	$3,482	$3,136	$3,851	$2,477

Units issued during the period	461	359	560	310
Units redeemed during the period	(434)	(346)	(507)	(305)

Net units issued (redeemed) during period	27	13	53	5

	Russell Global Real Estate Securities Division		Russell LifePoints Moderate Strategy Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$200	$171	$3	$1
Net realized gains (losses)	379	365	2	5
Net change in unrealized appreciation/(depreciation)	201	(406)	-	(2)

Net increase (decrease) in net assets resulting from operations	780	130	5	4

Policy Transactions:
Policyowners’ net payments	1,197	979	33	7
Policy loans, surrenders and death benefits	(204)	(370)	7	(40)
Mortality and other (net)	(307)	(246)	(11)	(5)
Transfers from other divisions	12,210	9,104	67	159
Transfers to other divisions	(11,797)	(8,525)	(107)	(46)

Net increase (decrease) in net assets resulting from policy transactions	1,099	942	(11)	75

Net increase (decrease) in net assets	1,879	1,072	(6)	79

Net Assets:
Beginning of period	4,775	3,703	109	30

End of period	$6,654	$4,775	$103	$109

Units issued during the period	331	293	8	13
Units redeemed during the period	(305)	(269)	(9)	(7)

Net units issued (redeemed) during period	26	24	(1)	6

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Russell LifePoints Balanced Strategy Division		Russell LifePoints Growth Strategy Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net investment income (loss)	$12	$7	$17	$5
Net realized gains (losses)	20	15	15	7
Net change in unrealized appreciation/(depreciation)	(15)	16	(15)	17

Net increase (decrease) in net assets resulting from operations	17	38	17	29

Policy Transactions:
Policyowners’ net payments	101	100	167	120
Policy loans, surrenders and death benefits	(1)	-	(17)	-
Mortality and other (net)	(30)	(22)	(37)	(19)
Transfers from other divisions	511	421	449	274
Transfers to other divisions	(609)	(338)	(272)	(183)

Net increase (decrease) in net assets resulting from policy transactions	(28)	161	290	192

Net increase (decrease) in net assets	(11)	199	307	221

Net Assets:
Beginning of period	431	232	310	89

End of period	$420	$431	$617	$310

Units issued during the period	49	44	51	40
Units redeemed during the period	(51)	(32)	(28)	(23)

Net units issued (redeemed) during period	(2)	12	23	17

	Russell LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Period November 15 to December 31, 2013

Operations:
Net investment income (loss)	$6	$3	$2	$-
Net realized gains (losses)	3	17	(3)	1
Net change in unrealized appreciation/(depreciation)	(5)	2	(399)	21

Net increase (decrease) in net assets resulting from operations	4	22	(400)	22

Policy Transactions:
Policyowners’ net payments	90	58	657	46
Policy loans, surrenders and death benefits	-	(40)	39	(3)
Mortality and other (net)	(21)	(14)	(100)	(9)
Transfers from other divisions	107	270	3,599	1,417
Transfers to other divisions	(81)	(236)	(3,070)	(158)

Net increase (decrease) in net assets resulting from policy transactions	95	38	1,125	1,293

Net increase (decrease) in net assets	99	60	723	1,315

Net Assets:
Beginning of period	115	55	1,315	-

End of period	$214	$115	$2,040	$1,315

Units issued during the period	16	32	807	217
Units redeemed during the period	(9)	(28)	(725)	(30)

Net units issued (redeemed) during period	7	4	82	187

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2014

1.	Organization

Northwestern Mutual Variable Life Account II (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Portfolios should be read in conjunction with the financial statements and footnotes of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests.

On September 18, 2013, the Securities Exchange Commission approved an application from Northwestern Mutual on behalf of the Account permitting Northwestern Mutual to automatically transfer all remaining policy values in the Northwestern Mutual Commodities Return Strategy Division to the Credit Suisse Trust Commodity Return Strategy Division. The transfer was executed on November 15, 2013 and is included in the Statement of Changes in Net Assets as part of the transfers from other divisions or sponsor line item. Additionally, Northwestern Mutual will periodically reimburse policyowners for the additional operating expenses of the Credit Suisse Trust Commodity Return Strategy Division. Refer to note 4 - Expenses and Related Party Transactions footnote.

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2014, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at fair value as determined by quoted prices in active markets for identical securities. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.	Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

D.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Currently, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2014

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2014 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$3,638	$2,319
Focused Appreciation	3,087	997
Large Cap Core Stock	1,198	605
Large Cap Blend	512	280
Index 500 Stock	10,265	4,996
Large Company Value	265	191
Domestic Equity	1,287	1,148
Equity Income	2,718	1,693
Mid Cap Growth Stock	1,313	1,075
Index 400 Stock	3,962	1,997
Mid Cap Value	1,653	363
Small Cap Growth Stock	1,420	683
Index 600 Stock	1,252	314
Small Cap Value	2,234	841
International Growth	2,061	726
Research International Core	1,807	367
International Equity	6,203	2,778
Emerging Markets Equity	3,078	828
Money Market	21,096	22,041
Short-Term Bond	361	263
Select Bond	5,766	3,741
Long-Term U.S. Government Bond	204	187
Inflation Protection	996	396
High Yield Bond	3,484	2,603
Multi-Sector Bond	1,336	387
Balanced	1,676	1,441
Asset Allocation	237	112
Fidelity VIP Mid Cap	3,251	1,460
Fidelity VIP Contrafund	1,259	348
Neuberger Berman AMT Socially Responsive	855	234
Russell Multi-Style Equity	973	427
Russell Aggressive Equity	666	466
Russell Non-U.S.	1,017	444
Russell Core Bond	1,837	485
Russell Global Real Estate Securities	2,596	1,021
Russell LifePoints Moderate Strategy	103	108
Russell LifePoints Balanced Strategy	140	148
Russell LifePoints Growth Strategy	396	55
Russell LifePoints Equity Growth Strategy	126	22
Credit Suisse Trust Commodity Return Strategy	1,546	396

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2014

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is paid to Northwestern Mutual. Mortality risk is the risk that insureds may not live as long as estimated. Expense risk is the risk that expenses of issuing and administering the Policies may exceed the estimated costs.

A deduction for the mortality and expense risks for Custom Variable Universal Life policies is determined monthly at an annual rate of 0.22% of the amount invested in the Account for the Policy for the first ten Policy years, 0.07% for the next ten Policy years and 0.00% thereafter. A deduction for the mortality and expense risks for Executive Variable Universal Life policies is determined monthly at an annual rate of 0.10% of the amounts invested in the Account for the Policy for the first ten Policy years, and 0.00% thereafter. For Policies without the Surrender of Policy Endorsement, the current charge is assessed monthly at an annual rate of 0.00% of the amount invested in the Account for the Policy. A deduction for the mortality and expense risks for Survivorship Variable Universal Life Policies is determined monthly at an annual rate of 0.00% of the amount invested in the Account for the Policy.

Additional mortality and expense risks deductions are determined annually and are paid to Northwestern Mutual for the first ten Policy years on all Survivorship Variable Universal Life policies based on the age of the insured individuals at the time the policy was issued.

Additional mortality costs are determined monthly and are paid for Northwestern Mutual to cover the cost of providing insurance protection. This cost reflects expected mortality costs based upon actual experience.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed death benefit among other charges which are detailed in the Prospectus.

The charges noted are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

The net operating expenses of the Credit Suisse Trust Commodity Return Strategy Portfolio are limited to 1.05% of average net assets through November 15, 2015 by Credit Suisse Trust and Credit Suisse Asset Management, LLC. Pursuant to the substitution order of the Securities and Exchange Commission, effective November 15, 2013 through November 15, 2015, Northwestern Mutual will periodically reimburse policyowners to the extent the net operating expenses of the Credit Suisse Trust Commodity Return Strategy Portfolio exceed that of the fee waiver agreement of 0.95% of the Northwestern Mutual Commodities Return Strategy Portfolio which was in place at the time of the substitution.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2014

5.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)	Total Return(1)
Growth Stock
Year Ended 12/31/14	101	$54.488126	$5,570	0.61%	0.00%	9.02%
Year Ended 12/31/13	84	49.977915	4,259	0.67	0.00	35.86
Year Ended 12/31/12	90	36.785012	3,341	0.59	0.00	12.94
Year Ended 12/31/11	60	32.569595	1,953	0.80	0.00	(1.30)
Year Ended 12/31/10	49	32.998214	1,628	0.86	0.00	12.37
Focused Appreciation
Year Ended 12/31/14	239	$33.238141	$7,919	0.02%	0.00%	9.43%
Year Ended 12/31/13	195	30.372615	5,911	0.49	0.00	29.01
Year Ended 12/31/12	165	23.543734	3,874	0.28	0.00	20.14
Year Ended 12/31/11	193	19.596705	3,782	0.18	0.00	(6.10)
Year Ended 12/31/10	169	20.869750	3,516	0.00	0.00	9.33
Large Cap Core Stock
Year Ended 12/31/14	79	$40.759702	$3,209	1.50%	0.00%	8.56%
Year Ended 12/31/13	69	37.544148	2,627	1.14	0.00	28.58
Year Ended 12/31/12	65	29.198468	1,897	1.29	0.00	11.63
Year Ended 12/31/11	55	26.156583	1,456	1.15	0.00	(1.21)
Year Ended 12/31/10	50	26.477036	1,331	1.26	0.00	12.91
Large Cap Blend
Year Ended 12/31/14	104	$13.487127	$1,395	0.04%	0.00%	12.58%
Year Ended 12/31/13	88	11.980322	1,058	1.08	0.00	30.86
Year Ended 12/31/12	58	9.155103	527	1.17	0.00	15.20
Period Ended 12/31/11 (2)	14	7.947227	111	2.27	0.00	(5.56)
Index 500 Stock
Year Ended 12/31/14	247	$103.583087	$25,625	1.58%	0.00%	13.46%
Year Ended 12/31/13	199	91.297175	$18,236	1.84	0.00	32.05
Year Ended 12/31/12	156	69.136117	10,814	1.77	0.00	15.76
Year Ended 12/31/11	118	59.726031	7,036	1.84	0.00	1.95
Year Ended 12/31/10	84	58.583796	4,937	2.07	0.00	14.89
Large Company Value
Year Ended 12/31/14	21	$13.865219	$284	0.00%	0.00%	13.03%
Year Ended 12/31/13	16	12.266796	192	2.04	0.00	31.29
Year Ended 12/31/12	6	9.343226	52	2.32	0.00	16.47
Period Ended 12/31/11 (2)	1	8.021755	10	5.34	0.00	(3.12)
Domestic Equity
Year Ended 12/31/14	201	$22.950784	$4,623	1.73%	0.00%	13.87%
Year Ended 12/31/13	197	20.154766	3,970	1.65	0.00	34.03
Year Ended 12/31/12	190	15.037814	2,843	2.15	0.00	14.35
Year Ended 12/31/11	194	13.151218	2,548	2.12	0.00	0.91
Year Ended 12/31/10	152	13.033112	1,979	2.36	0.00	14.62
Equity Income
Year Ended 12/31/14	226	$27.291728	$6,156	1.26%	0.00%	7.43%
Year Ended 12/31/13	196	25.403806	4,988	1.37	0.00	29.94
Year Ended 12/31/12	160	19.550985	3,140	1.57	0.00	17.23
Year Ended 12/31/11	152	16.677245	2,540	1.64	0.00	(0.92)
Year Ended 12/31/10	116	16.832155	1,943	1.69	0.00	15.33
Mid Cap Growth Stock
Year Ended 12/31/14	25	$102.693582	$2,546	0.35%	0.00%	8.49%
Year Ended 12/31/13	27	94.654719	2,544	0.32	0.00	25.53
Year Ended 12/31/12	22	75.402575	1,654	0.12	0.00	11.97
Year Ended 12/31/11	31	67.344023	2,087	0.24	0.00	(6.18)
Year Ended 12/31/10	28	71.778944	2,002	0.30	0.00	23.86

(1)

Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.

(2)	Divisions commenced operations on June 30, 2011.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2014

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)	Total Return(1)
Index 400 Stock
Year Ended 12/31/14	187	$43.598907	$8,127	1.05%	0.00%	9.42%
Year Ended 12/31/13	150	39.846886	5,951	1.08	0.00	33.16
Year Ended 12/31/12	118	29.923387	3,517	0.92	0.00	17.64
Year Ended 12/31/11	135	25.435391	3,453	0.86	0.00	(1.92)
Year Ended 12/31/10	96	25.934506	2,488	1.18	0.00	26.29
Mid Cap Value
Year Ended 12/31/14	144	$32.189353	$4,616	1.01%	0.00%	16.69%
Year Ended 12/31/13	113	27.585004	3,117	0.97	0.00	30.24
Year Ended 12/31/12	100	21.179677	2,108	1.46	0.00	16.57
Year Ended 12/31/11	50	18.168731	902	2.35	0.00	(0.61)
Year Ended 12/31/10	43	18.279525	778	1.29	0.00	19.93
Small Cap Growth Stock
Year Ended 12/31/14	81	$47.561777	$3,833	0.00%	0.00%	8.66%
Year Ended 12/31/13	72	43.773190	3,151	0.49	0.00	38.60
Year Ended 12/31/12	75	31.582975	2,364	0.00	0.00	9.48
Year Ended 12/31/11	72	28.847575	2,054	0.36	0.00	(2.78)
Year Ended 12/31/10	58	29.671998	1,708	0.84	0.00	25.85
Index 600 Stock
Year Ended 12/31/14	118	$17.638780	$2,081	1.71%	0.00%	5.34%
Year Ended 12/31/13	82	16.744685	1,381	4.36	0.00	40.67
Year Ended 12/31/12	35	11.903891	412	4.14	0.00	15.80
Period Ended 12/31/11 (2)	2	10.280016	21	1.82	0.00	(6.01)
Small Cap Value
Year Ended 12/31/14	188	$34.121874	$6,405	0.37%	0.00%	0.22%
Year Ended 12/31/13	152	34.046809	5,170	1.14	0.00	31.76
Year Ended 12/31/12	137	25.839588	3,553	0.38	0.00	16.33
Year Ended 12/31/11	125	22.212770	2,779	0.63	0.00	(1.36)
Year Ended 12/31/10	104	22.519799	2,323	1.11	0.00	21.95
International Growth
Year Ended 12/31/14	262	$19.596007	$5,142	1.30%	0.00%	(4.52)%
Year Ended 12/31/13	201	20.524033	4,123	1.41	0.00	19.81
Year Ended 12/31/12	170	17.130842	2,904	1.36	0.00	17.99
Year Ended 12/31/11	139	14.519220	2,006	1.18	0.00	(13.17)
Year Ended 12/31/10	94	16.720938	1,575	0.97	0.00	16.43
Research International Core
Year Ended 12/31/14	280	$10.212438	$2,856	1.52%	0.00%	(6.71)%
Year Ended 12/31/13	154	10.947312	1,694	0.14	0.00	18.92
Year Ended 12/31/12	70	9.205651	646	1.83	0.00	16.76
Period Ended 12/31/11 (2)	17	7.884380	135	3.54	0.00	(15.93)
International Equity
Year Ended 12/31/14	2,845	$4.952849	$14,084	1.94%	0.00%	(8.80)%
Year Ended 12/31/13	2,430	5.431053	13,202	2.15	0.00	21.38
Year Ended 12/31/12	2,182	4.474566	9,764	2.70	0.00	21.52
Year Ended 12/31/11	1,854	3.682261	6,827	2.17	0.00	(10.10)
Year Ended 12/31/10	1,449	4.095847	5,937	3.12	0.00	7.67
Emerging Markets Equity
Year Ended 12/31/14	456	$10.109813	$4,611	0.66%	0.00%	(6.25)%
Year Ended 12/31/13	251	10.783888	2,699	0.75	0.00	(5.15)
Year Ended 12/31/12	110	11.369632	1,257	0.15	0.00	18.83
Period Ended 12/31/11 (2)	37	9.567929	355	2.16	0.00	(18.36)

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Divisions commenced operations on June 30, 2011.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2014

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)	Total Return, Lowest to Highest(1)
Money Market
Year Ended 12/31/14	142	$41.568533	$5,866	0.07%	0.00%	0.07%
Year Ended 12/31/13	161	41.539003	6,690	0.09	0.00	0.10
Year Ended 12/31/12	119	41.497953	4,940	0.14	0.00	0.15
Year Ended 12/31/11	89	41.437528	3,715	0.12	0.00	0.14
Year Ended 12/31/10	68	41.380226	2,794	0.29	0.00	0.29
Short-Term Bond
Year Ended 12/31/14	21	$12.188479	$256	0.77%	0.00%	0.38%
Year Ended 12/31/13	13	12.142453	158	0.05	0.00	0.55
Year Ended 12/31/12	45	12.076410	544	1.79	0.00	2.07
Period Ended 12/31/11(2)	15	11.832025	176	3.05	0.00	(0.42)
Select Bond
Year Ended 12/31/14	51	$211.428447	$10,700	2.08%	0.00%	5.56%
Year Ended 12/31/13	41	200.286369	8,297	2.40	0.00	(2.16)
Year Ended 12/31/12	34	204.702189	7,041	2.64	0.00	4.96
Year Ended 12/31/11	26	195.021673	5,127	3.36	0.00	7.16
Year Ended 12/31/10	23	181.992325	4,277	3.93	0.00	6.59
Long-Term U.S Government Bond
Year Ended 12/31/14	9	$19.181310	$174	1.75%	0.00%	23.73%
Year Ended 12/31/13	9	15.502339	139	0.03	0.00	(13.27)
Year Ended 12/31/12	19	17.875038	330	1.62	0.00	3.75
Period Ended 12/31/11(2)	-	17.228764	7	5.68	0.00	25.15
Inflation Protection
Year Ended 12/31/14	87	$13.899486	$1,226	0.56%	0.00%	3.14%
Year Ended 12/31/13	47	13.476716	628	0.97	0.00	(8.33)
Year Ended 12/31/12	55	14.701699	815	2.04	0.00	7.35
Period Ended 12/31/11(2)	24	13.694886	332	0.04	0.00	6.60
High Yield Bond
Year Ended 12/31/14	134	$43.976216	$5,885	4.74%	0.00%	1.18%
Year Ended 12/31/13	120	43.465300	5,206	5.72	0.00	5.84
Year Ended 12/31/12	77	41.068270	3,188	6.28	0.00	13.89
Year Ended 12/31/11	62	36.059875	2,226	6.99	0.00	4.59
Year Ended 12/31/10	46	34.475967	1,558	7.29	0.00	14.56
Multi-Sector Bond
Year Ended 12/31/14	187	$15.951947	$3,000	2.74%	0.00%	3.25%
Year Ended 12/31/13	134	15.449941	2,079	3.35	0.00	(1.58)
Year Ended 12/31/12	107	15.698283	1,688	0.42	0.00	14.94
Period Ended 12/31/11(2)	17	13.657358	238	11.64	0.00	1.71
Balanced
Year Ended 12/31/14	15	$181.830315	$2,819	2.30%	0.00%	5.56%
Year Ended 12/31/13	15	172.248875	2,744	3.49	0.00	12.08
Year Ended 12/31/12	13	153.677764	2,066	1.25	0.00	9.69
Year Ended 12/31/11	9	140.096515	1,413	2.94	0.00	2.11
Year Ended 12/31/10	7	137.200077	1,085	2.32	0.00	11.96
Asset Allocation
Year Ended 12/31/14	22	$20.487411	$470	2.40%	0.00%	5.15%
Year Ended 12/31/13	20	19.484028	377	3.17	0.00	16.67
Year Ended 12/31/12	19	16.700324	323	0.22	0.00	11.02
Year Ended 12/31/11	23	15.042893	344	2.25	0.00	(0.08)
Year Ended 12/31/10	26	15.054442	386	3.10	0.00	13.01
Fidelity VIP Mid Cap
Year Ended 12/31/14	225	$42.835362	$9,641	0.02%	0.00%	6.03%
Year Ended 12/31/13	187	40.398542	7,532	0.28	0.00	35.87
Year Ended 12/31/12	178	29.733518	5,287	0.42	0.00	14.56
Year Ended 12/31/11	115	25.953961	2,970	0.02	0.00	(10.85)
Year Ended 12/31/10	89	29.113348	2,616	0.14	0.00	28.57

(1)

Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.

(2)	Divisions commenced operations on June 30, 2011.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2014

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)	Total Return, Lowest to Highest(1)
Fidelity VIP Contrafund
Year Ended 12/31/14	145	$16.754369	$2,432	0.90%	0.00%	11.65%
Year Ended 12/31/13	93	15.005573	1,396	1.00	0.00	30.95
Year Ended 12/31/12	52	11.458810	597	1.61	0.00	16.14
Period Ended 12/31/11(2)	8	9.866342	76	2.07	0.00	(7.43)
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/14	97	$16.275087	$1,573	0.43%	0.00%	10.38%
Year Ended 12/31/13	58	14.744385	857	0.98	0.00	37.60
Year Ended 12/31/12	18	10.715212	203	0.31	0.00	10.98
Period Ended 12/31/11(2)	6	9.655117	56	1.00	0.00	(8.79)
Russell Multi-Style Equity
Year Ended 12/31/14	165	$18.071559	$2,989	1.14%	0.00%	11.70%
Year Ended 12/31/13	157	16.178812	2,546	1.19	0.00	32.92
Year Ended 12/31/12	145	12.171877	1,773	1.11	0.00	15.69
Year Ended 12/31/11	153	10.521100	1,616	0.94	0.00	(1.55)
Year Ended 12/31/10	133	10.686543	1,416	0.88	0.00	16.46
Russell Aggressive Equity
Year Ended 12/31/14	70	$27.141282	$1,902	0.25%	0.00%	1.56%
Year Ended 12/31/13	69	26.724835	1,850	0.43	0.00	40.00
Year Ended 12/31/12	61	19.088862	1,169	1.10	0.00	15.84
Year Ended 12/31/11	63	16.479338	1,047	0.49	0.00	(4.20)
Year Ended 12/31/10	47	17.202203	803	0.47	0.00	24.88
Russell Non-U.S.
Year Ended 12/31/14	196	$17.795979	$3,482	1.91%	0.00%	(4.45)%
Year Ended 12/31/13	169	18.624500	3,136	1.95	0.00	21.91
Year Ended 12/31/12	156	15.277391	2,370	1.77	0.00	19.81
Year Ended 12/31/11	150	12.750860	1,917	1.54	0.00	(12.88)
Year Ended 12/31/10	106	14.635995	1,549	0.71	0.00	11.42
Russell Core Bond
Year Ended 12/31/14	166	$23.281628	$3,851	1.47%	0.00%	5.45%
Year Ended 12/31/13	113	22.077570	2,477	1.40	0.00	(1.45)
Year Ended 12/31/12	108	22.402721	2,416	2.29	0.00	8.38
Year Ended 12/31/11	94	20.671320	1,945	3.17	0.00	4.68
Year Ended 12/31/10	65	19.746605	1,277	3.73	0.00	10.02
Russell Global Real Estate Securities
Year Ended 12/31/14	149	$44.660949	$6,654	3.39%	0.00%	14.75%
Year Ended 12/31/13	123	38.920595	4,775	3.98	0.00	3.65
Year Ended 12/31/12	99	37.550773	3,703	5.21	0.00	27.56
Year Ended 12/31/11	83	29.438654	2,450	2.18	0.00	(7.05)
Year Ended 12/31/10	60	31.671345	1,910	2.28	0.00	22.92
Russell LifePoints Moderate Strategy
Year Ended 12/31/14	7	$14.227181	$103	2.98%	0.00%	4.85%
Year Ended 12/31/13	8	13.568584	109	2.31	0.00	6.79
Year Ended 12/31/12	2	12.706153	30	2.98	0.00	11.07
Period Ended 12/31/11(2)	2	11.440046	20	5.02	0.00	(3.67)
Russell LifePoints Balanced Strategy
Year Ended 12/31/14	30	$13.866173	$420	2.93%	0.00%	4.61%
Year Ended 12/31/13	32	13.255096	431	2.31	0.00	12.43
Year Ended 12/31/12	20	11.789785	232	2.75	0.00	12.96
Period Ended 12/31/11(2)	4	10.437591	40	5.54	0.00	(6.53)
Russell LifePoints Growth Strategy
Year Ended 12/31/14	48	$13.064429	$617	3.44%	0.00%	3.76%
Year Ended 12/31/13	25	12.591524	310	2.56	0.00	16.56
Year Ended 12/31/12	8	10.802768	89	2.28	0.00	14.22
Period Ended 12/31/11(2)	3	9.458077	32	4.23	0.00	(9.16)

(1)

Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.

(2)	Divisions commenced operations on June 30, 2011.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2014

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)	Total Return, Lowest to Highest(1)
Russell LifePoints Equity Growth Strategy
Year Ended 12/31/14	17	$12.149681	$214	3.73%	0.00%	3.48%
Year Ended 12/31/13	10	11.740704	115	2.12	0.00	19.81
Year Ended 12/31/12	6	9.799317	55	2.10	0.00	15.68
Period Ended 12/31/11(2)	1	8.471141	8	3.99	0.00	(10.88)
Credit Suisse Trust Commodity Return Strategy
Year Ended 12/31/14	346	$5.885213	$2,040	0.00%	0.00%	(16.94)%
Period Ended 12/31/13(3)	187	7.085099	1,315	0.00	0.00	1.79

(1)

Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.

(2)	Divisions commenced operations on June 30, 2011.
(3)	Division commenced operations on November 15, 2013.

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company Board of Trustees and

Policyowners of the Northwestern Mutual Variable Life Account II

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Northwestern Mutual Variable Life Account II and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, Russell Global Real Estate Securities Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, Russell LifePoints Equity Growth Strategy Division, Credit Suisse Trust Commodity Return Strategy Division, at December 31, 2014, and the results of their operations and the changes in their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust, the Russell Investment Funds and Credit Suisse Trust, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LP

Milwaukee, Wisconsin

April 27, 2015

The Northwestern Mutual

Life Insurance Company

Consolidated Financial Statements

December 31, 2014, 2013 and 2012

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Financial Position

(in millions)

	December 31,
	2014	2013

Assets:
Bonds	$128,126	$122,331
Mortgage loans	29,341	26,845
Policy loans	16,756	16,306
Common and preferred stocks	3,713	2,965
Real estate	1,610	1,506
Other investments	12,827	12,184
Cash and short-term investments	2,588	2,262

Total investments	194,961	184,399

Due and accrued investment income	1,902	1,840
Net deferred tax assets	3,055	2,647
Deferred premium and other assets	2,959	2,877
Separate account assets	27,056	25,343

Total assets	$229,933	$217,106

Liabilities and surplus:
Reserves for policy benefits	$167,508	$158,581
Policyowner dividends payable	5,510	5,210
Interest maintenance reserve	1,043	1,194
Asset valuation reserve	3,544	3,358
Income taxes payable	322	550
Other liabilities	5,896	5,671
Separate account liabilities	27,056	25,343

Total liabilities	210,879	199,907

Surplus:
Surplus notes	1,750	1,750
Unassigned surplus	17,304	15,449

Total surplus	19,054	17,199

Total liabilities and surplus	$229,933	$217,106

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Operations

(in millions)

	For the years ended
	December 31,
	2014	2013	2012

Revenue:
Premiums	$17,001	$16,599	$15,394
Net investment income	9,104	8,693	8,625
Other income	602	566	550

Total revenue	26,707	25,858	24,569

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	8,396	7,898	7,250
Net additions to policy benefit reserves	8,910	9,018	8,561
Net transfers to separate accounts	501	542	492

Total benefits	17,807	17,458	16,303

Commissions and operating expenses	2,831	2,680	2,609

Total benefits and expenses	20,638	20,138	18,912

Gain from operations before dividends and taxes	6,069	5,720	5,657

Policyowner dividends	5,511	5,212	5,045

Gain from operations before taxes	558	508	612
Income tax expense (benefit)	22	(18)	37

Net gain from operations	536	526	575
Net realized capital gains	143	276	208

Net income	$679	$802	$783

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

	For the years ended
	December 31,
	2014	2013	2012

Beginning of year balance	$17,199	$16,176	$14,813

Net income	679	802	783

Change in net unrealized capital gains	1,246	346	379

Change in net deferred tax assets	271	237	315

Change in nonadmitted assets and other	(155)	(58)	(173)

Change in asset valuation reserve	(186)	(142)	133

Change in reserve valuation basis	-	-	(59)

Change in accounting principle	-	(162)	(15)

Net increase in surplus	1,855	1,023	1,363

End of year balance	$19,054	$17,199	$16,176

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows

(in millions)

	For the years ended
	December 31,
	2014	2013	2012
Cash flows from operating activities:
Premiums and other income received	$12,700	$12,243	$11,211
Investment income received	9,014	8,827	8,901
Benefit payments to policyowners and beneficiaries	(8,742)	(8,215)	(7,702)
Net transfers to separate accounts	(492)	(527)	(474)
Commissions, expenses and taxes paid	(3,247)	(2,802)	(3,118)

Net cash provided by operating activities	9,233	9,526	8,818

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	33,516	36,567	33,733
Common and preferred stocks	2,898	4,305	7,277
Mortgage loans	1,501	2,169	2,707
Real estate	76	83	570
Other investments	1,676	1,268	1,706

Subtotal proceeds from investments	39,667	44,392	45,993

Cost of investments acquired:
Bonds	38,857	43,758	44,102
Common and preferred stocks	3,394	3,018	3,690
Mortgage loans	4,008	4,670	4,040
Real estate	187	290	192
Other investments	2,002	1,856	1,731

Subtotal cost of investments acquired	48,448	53,592	53,755

Disbursement of policy loans, net of repayments	450	517	642

Net cash applied to investing activities	(9,231)	(9,717)	(8,404)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	56	93	113
Other cash provided (applied)	268	(33)	(555)

Net cash provided by (applied to) financing and miscellaneous sources	324	60	(442)

Net increase (decrease) in cash and short-term investments	326	(131)	(28)
Cash and short-term investments, beginning of year	2,262	2,393	2,421

Cash and short-term investments, end of year	$2,588	$2,262	$2,393

Supplemental disclosures of cash flow information
Non-cash investing activities not included above:
Bond forward commitments	$12,590	$17,482	$17,139
Bond refinancings and exchanges	1,713	2,156	1,842
Mortgage loan refinancings	889	831	1,089
Transfers with affiliated entities	344	911	-
Common stock exchanges	61	81	110
Other invested asset exchanges	37	-	-

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2014, 2013 and 2012

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets throughout the United States of America.

These financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at the unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate based on an election that is made by the policyowner when applying for their policy. If a variable rate is elected, it is reset annually subsequent to funding of the policy loan. Some policies with a fixed rate loan provision permit the Company, at its discretion, to set the interest rate below that specified by the policy. Annual interest rates on policy loans ranged from 4.25% to 8.00% for loans outstanding at December 31, 2014. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined using the “direct

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

recognition method,” whereby dividends on the loaned portion of such policies are calculated with reference to the interest rate charged on the policy loan. The Company considers the unpaid principal balance of policy loans to approximate fair value.

Cash and Short-term Investments

Cash and short-term investments include securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statements of operations but are not included in premiums received or benefit payments in the consolidated statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and are excluded from revenue in the consolidated statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowance is recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $29 million and $41 million at December 31, 2014 and 2013,

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

respectively, are included in other assets in the consolidated statements of financial position and are net of accumulated depreciation of $280 million and $256 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. These amounts were $151 million and $132 million at December 31, 2014 and 2013, respectively. Depreciation expense for IT equipment and software totaled $74 million, $70 million and $67 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. These amounts were $74 million and $79 million at December 31, 2014 and 2013, respectively. Depreciation expense for furniture, fixtures and equipment totaled $8 million, $7 million and $7 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be “other than temporary.” Realized capital gains and losses as reported in the consolidated statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

Unrealized capital gains and losses include changes in the fair value of common stocks and other equity investments and currency translation adjustments on foreign-denominated bonds and are reported net of any related changes in deferred taxes. Other changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated, non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the consolidated statements of changes in surplus. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as “nonadmitted” on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the consolidated statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company does make bond, mortgage loan, equity and other investments that are denominated in a foreign currency or issued by an entity doing business in another country. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current market foreign currency exchange rates. Translation gains or losses relating to fluctuations in market exchange rates are reported as a change in unrealized capital gains and losses until the related investment security is sold or matures, at which time a

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2014 through February 24, 2015, the date these consolidated financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2014 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (“SVO”) of the NAIC evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

Statement value and fair value of bonds at December 31, 2014 and 2013, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2014	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$4,493	$785	$(1)	$5,277
States, territories and possessions	694	137	(1)	830
Special revenue and assessments	29,145	1,275	(109)	30,311
All foreign governments	522	65	(5)	582
Hybrid securities	323	33	(25)	331
Industrial and miscellaneous	92,949	5,809	(842)	97,916

Total bonds	$128,126	$8,104	$(983)	$135,247

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

December 31, 2013	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$6,582	$626	$(46)	$7,162
States, territories and possessions	694	51	(7)	738
Special revenue and assessments	27,179	595	(639)	27,135
All foreign governments	328	39	(4)	363
Hybrid securities	292	26	(28)	290
Industrial and miscellaneous	87,256	5,154	(1,070)	91,340

Total bonds	$122,331	$6,491	$(1,794)	$127,028

Bonds classified by the NAIC as “special revenue and assessments” consist primarily of government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as “industrial and miscellaneous” consist primarily of notes issued by corporate entities, private utilities and structured securities not issued by government agencies.

Statement value of bonds by SVO rating category at December 31, 2014 and 2013 was as follows:

December 31, 2014	SVO Rating

	1	2	3	4	5	6	Total

	(in millions)
U.S. Government	$4,493	$-	$-	$-	$-	$-	$4,493
States, territories and possessions	694	-	-	-	-	-	694
Special revenue and assessments	29,104	23	-	-	18	-	29,145
All foreign governments	250	259	13	-	-	-	522
Hybrid securities	138	143	42	-	-	-	323
Industrial and miscellaneous	40,763	38,988	6,507	4,924	1,754	13	92,949

Total bonds	$75,442	$39,413	$6,562	$4,924	$1,772	$13	$128,126

December 31, 2013	SVO Rating

	1	2	3	4	5	6	Total

	(in millions)
U.S. Government	$6,582	$-	$-	$-	$-	$-	$6,582
States, territories and possessions	694	-	-	-	-	-	694
Special revenue and assessments	27,115	46	-	-	18	-	27,179
All foreign governments	289	39	-	-	-	-	328
Hybrid securities	121	156	7	8	-	-	292
Industrial and miscellaneous	39,176	36,595	5,799	3,971	1,648	67	87,256

Total bonds	$73,977	$36,836	$5,806	$3,979	$1,666	$67	$122,331

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

Based on statement value, 90% and 91% of the Company’s bond portfolio was rated either 1 or 2 (i.e., rated as “investment grade”) by the SVO at December 31, 2014 and 2013, respectively.

The Company’s investments in “structured securities” include a significant concentration in residential mortgage-backed securities issued by government agencies. Statement value and fair value of structured securities at December 31, 2014 and 2013, aggregated by investment grade or “below investment grade” (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2014	Investment Grade		Below Investment Grade		Total

	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)
Residential mortgage-backed:
Government agencies	$26,894	$27,616	$-	$-	$26,894	$27,616
Other prime	503	509	1	1	504	510
Other below-prime	39	42	16	19	55	61
Commercial mortgage-backed:
Government agencies	277	297	-	-	277	297
Conduit	1,964	2,011	39	33	2,003	2,044
Re-REMIC	377	394	3	6	380	400
Other commercial mortgage-backed	60	65	4	5	64	70
Other asset-backed	5,105	5,311	49	54	5,154	5,365

Total structured securities	$35,219	$36,245	$112	$118	$35,331	$36,363

December 31, 2013	Investment Grade		Below Investment Grade		Total

	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)
Residential mortgage-backed:
Government agencies	$25,526	$25,405	$-	$-	$25,526	$25,405
Other prime	385	386	2	2	387	388
Other below-prime	79	81	22	25	101	106
Commercial mortgage-backed:
Government agencies	534	549	-	-	534	549
Conduit	2,000	2,035	129	120	2,129	2,155
Re-REMIC	500	529	5	8	505	537
Other commercial mortgage-backed	68	75	19	19	87	94
Other asset-backed	4,989	5,186	116	122	5,105	5,308

Total structured securities	$34,081	$34,246	$293	$296	$34,374	$34,542

Based on statement value, 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2014 and 2013.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

The Company’s bond portfolio includes securities that are classified as structured notes, as defined by the Purposes and Procedures Manual of the SVO. At December 31, 2014, the Company’s structured note investments included a treasury inflation protected (“TIP”) security and nine securities with step-up coupon provisions. At December 31, 2014, the TIP security had a statement value and fair value of $89 million and $127 million, respectively, while the securities with step-up provisions had aggregate statement values and fair values of $30 million and $23 million, respectively. None of these securities have provisions linked to real estate prices, indices or asset values.

Statement value and fair value of bonds by contractual maturity at December 31, 2014 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value
	(in millions)

Due in one year or less	$3,353	$3,407
Due after one year through five years	29,922	31,681
Due after five years through ten years	37,631	38,642
Due after ten years	21,889	25,154

Subtotal	92,795	98,884

Structured securities	35,331	36,363

Total bonds	$128,126	$135,247

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method.

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2014 and 2013 was as follows:

December 31, 2014	United States of America

	East	Midwest	South	West	Canada	Total

	(in millions)
Apartment	$2,708	$452	$1,918	$3,438	$-	$8,516
Office	2,950	792	1,575	3,559	-	8,876
Retail	3,008	780	2,337	2,253	-	8,378
Warehouse/Industrial	473	190	437	1,047	255	2,402
Other	317	145	450	257	-	1,169

Total	$9,456	$2,359	$6,717	$10,554	$255	$29,341

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

December 31, 2013	United States of America

	East	Midwest	South	West	Canada	Total

	(in millions)
Apartment	$2,268	$357	$1,754	$3,198	$-	$7,577
Office	2,513	599	1,673	3,549	-	8,334
Retail	2,961	815	2,265	1,989	-	8,030
Warehouse/Industrial	438	213	374	1,047	-	2,072
Other	145	139	299	249	-	832

Total	$8,325	$2,123	$6,365	$10,032	$-	$26,845

The statement value of mortgage loans by contractual maturity at December 31, 2014 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment fees.

Statement Value
(in millions)
Due in one year or less	$1,217
Due after one year through two years	2,289
Due after two years through five years	5,684
Due after five years through eight years	8,104
Due after eight years	12,047

Total	$29,341

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2014 and 2013. The maximum and minimum interest rates for mortgage loans originated during 2014 were 6.10% and 2.58%, respectively, while these rates during 2013 were 6.50% and 3.00%, respectively. The aggregate weighted-average ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2014 and 2013 was 61% and 59%, respectively, with a maximum of 100% for any single loan during each of 2014 and 2013. Loans with a 100% loan-to-value (“LTV”) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2014 and 2013, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 54% and 55%, respectively.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2014 and 2013 was as follows:

December 31, 2014	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)
Apartment	$3,398	$4,944	$110	$64	$8,516
Office	2,854	5,524	280	218	8,876
Retail	3,933	4,050	343	52	8,378
Warehouse/Industrial	561	1,557	190	94	2,402
Other	218	847	32	72	1,169

Total	$10,964	$16,922	$955	$500	$29,341

December 31, 2013	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)
Apartment	$2,204	$4,826	$376	$171	$7,577
Office	2,295	5,428	546	65	8,334
Retail	3,121	4,465	392	52	8,030
Warehouse/Industrial	407	1,330	251	84	2,072
Other	132	600	61	39	832

Total	$8,159	$16,649	$1,626	$411	$26,845

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was $56 million and $95 million at December 31, 2014 and 2013, respectively.

The estimated fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary by changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a proposal by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, statutory accounting guidance requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported $0, $0 and $9 million of realized capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2014, 2013 and 2012, respectively. At December 31, 2014 and 2013, the Company had $30 million and $66 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in unrealized capital gains and losses in the consolidated statements of changes in surplus. If the Company later determines that the decline in value is other than temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2014. The Company reported a $3 million mortgage loan valuation allowance at December 31, 2013 on two mortgages with an aggregate statement value of $23 million.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $3.5 billion and $2.4 billion included in the consolidated statements of financial position at December 31, 2014 and 2013, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally-developed pricing models and external pricing sources. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. Common and preferred stocks as reported in the consolidated statements of financial position do not include $3 million of equity in unconsolidated subsidiaries that was nonadmitted at December 31, 2014 and 2013. See Note 14 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2014 and 2013, the consolidated statements of financial position included $175 million and $553 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily based on internally-developed pricing models. See Note 11 regarding the Company’s investments in Russell preferred stock and Note 14 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2014 and 2013 was as follows:

December 31, 2014	East	Midwest	South	West	Total

	(in millions)
Apartment	$300	$27	$92	$253	$672
Office	65	441	108	39	653
Warehouse/Industrial	40	30	-	171	241
Other	12	-	-	32	44

Total	$417	$498	$200	$495	$1,610

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

December 31, 2013	East	Midwest	South	West	Total

	(in millions)

Apartment	$267	$27	$57	$257	$608
Office	66	407	101	42	616
Warehouse/Industrial	41	18	-	167	226
Other	51	-	5	-	56

Total	$425	$452	$163	$466	$1,506

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $331 million and $296 million at December 31, 2014 and 2013, respectively. These amounts include $32 million and $12 million at December 31, 2014 and 2013, respectively, related to a new office tower in Milwaukee, Wisconsin, that is scheduled for completion and occupancy in 2017 with an estimated total design and construction cost of approximately $450 million. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (“JVs”) and limited liability companies (“LLCs”). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through a wholly-owned non-insurance investment holding company organized as a limited liability company. The statement value of other investments held directly or indirectly by the Company at December 31, 2014 and 2013 was as follows:

	December 31,
	2014	2013

	(in millions)

Securities partnerships and LLCs	$4,281	$4,255
Bonds	3,421	2,099
Real estate JVs, partnerships and LLCs	1,661	1,814
Common and preferred stocks	869	1,208
Real estate	769	826
Cash and short-term investments	559	129
Low income housing tax credit properties	474	443
Derivative instruments	330	186
Leveraged leases	230	234
Other assets, net	233	990

Total	$12,827	$12,184

The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was $7.4 billion and $6.2 billion at December 31, 2014 and 2013, respectively. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the consolidated statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. Other investments as reported in the consolidated statements of financial position do not include $83 million and $187 million of nonadmitted assets consisting primarily of equity in unconsolidated subsidiaries at December 31, 2014 and 2013, respectively. For securities partnerships and LLCs, bonds, common and preferred

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

stocks, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate-related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 14 years and 13 years of unexpired credits at December 31, 2014 and 2013, respectively. The required holding period for tax credit properties is 15 years.

At December 31, 2014 and 2013, oil and gas investments were recorded using the equity method of accounting. However, the statement value of these investments was nonadmitted from assets and surplus in the consolidated statements of financial position as audits were not performed for these investments. During 2013, the Company discontinued the use of a permitted practice related to the valuation of oil and gas investments and reported a $38 million decrease in the statement value of these investments in the consolidated statements of changes in surplus for the year ended December 31, 2013 as a change in accounting principle.

See Note 4 for more information regarding the Company’s use of derivatives.

Net Investment Income

The sources of net investment income for the years ended December 31, 2014, 2013 and 2012 were as follows:

	For the years ended December 31,
	2014	2013	2012
	(in millions)

Bonds	$5,641	$5,500	$5,398
Mortgage loans	1,471	1,412	1,453
Policy loans	1,121	1,089	1,056
Common and preferred stocks	128	178	226
Real estate	196	176	195
Derivative instruments	32	30	29
Other investments	815	617	653
Amortization of IMR	275	262	189

Gross investment income	9,679	9,264	9,199
Less: investment expenses	575	571	574

Net investment income	$9,104	$8,693	$8,625

Accrued investment income more than ninety days past due is a nonadmitted asset. Changes in the nonadmitted amount are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2014, 2013 and 2012 were as follows:

	For the year ended			For the year ended			For the year ended
	December 31, 2014			December 31, 2013			December 31, 2012

			Net			Net			Net
			Realized			Realized			Realized
	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains
	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

	(in millions)			(in millions)			(in millions)

Bonds	$735	$(326)	$409	$772	$(463)	$309	$786	$(397)	$389
Common and preferred stocks	391	(98)	293	583	(64)	519	756	(361)	395
Mortgage loans	9	(3)	6	-	-	-	-	(9)	(9)
Real estate	23	(1)	22	35	-	35	375	(69)	306
Other investments	220	(492)	(272)	178	(230)	(52)	237	(315)	(78)

Subtotal	$1,378	$(920)	458	$1,568	$(757)	811	$2,154	$(1,151)	1,003

Less: IMR net gains (before taxes)			192			356			463
Less: Capital gains tax			123			179			332

Net realized capital gains (losses)			$143			$276			$208

Realized capital gains and losses are generally the result of normal investment trading activity. Realized capital gains from real estate investments for the year ended December 31, 2012 included a $297 million pretax gain from the sale of a single commercial office property in Seattle, Washington. Proceeds from the sale of bonds totaled $24 billion at each of the years ended December 31, 2014, 2013 and 2012.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that is “other than temporary.” Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other than temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry segment credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other than temporary for the years ended December 31, 2014, 2013 and 2012 were as follows:

	For the years ended December 31,
	2014	2013	2012

	(in millions)
Bonds, common and preferred stocks:
Structured securities	$(1)	$(14)	$(36)
Financial services	(4)	(3)	(42)
Consumer discretionary	(51)	(9)	(26)
Industrials	(1)	(14)	(35)
Energy	-	-	(30)
Other	(3)	(11)	(30)

Subtotal	(60)	(51)	(199)
Other investments:
Real estate and RE funds	(40)	(9)	(59)
Mortgage loans	-	-	(9)
Securities partnerships	-	(6)	-

Subtotal	(40)	(15)	(68)

Total	$(100)	$(66)	$(267)

In addition to the realized capital losses above, $41 million, $45 million and $42 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2014, 2013 and 2012, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is reported in changes in net unrealized capital gains and losses in the consolidated statements of changes in surplus.

Other-than-temporary valuation adjustments on structured securities for the years ended December 31, 2014, 2013 and 2012, including the circumstances of the adjustment, were as follows:

	For the years ended December 31,
	2014	2013	2012

	(in millions)
Intent to sell	$-	$-	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(1)	(14)	(36)

Total	$(1)	$(14)	$(36)

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

At December 31, 2014, the Company continued to hold structured securities with aggregate statement values and fair values of $32 million and $52 million, respectively, for which other-than-temporary valuation adjustments totaling $141 million had been recognized since the adoption of Statement of Statutory Accounting Principle No. 43R, Loan-backed and Structured Securities (“SSAP 43R”) during 2009. These valuation adjustments were necessary because the present value of expected cash flows was less than the amortized cost of the security.

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2014, 2013 and 2012 were as follows:

	For the years ended December 31,
	2014	2013	2012

	(in millions)
Bonds	$(194)	$61	$165
Common and preferred stocks	(84)	52	10
Other investments	1,494	331	279

Subtotal	1,216	444	454

Change in deferred taxes	30	(98)	(75)

Change in net unrealized capital gains and losses	$1,246	$346	$379

Unrealized capital gains and losses include changes in the fair value of common stocks and other investments and currency translation adjustments on foreign-denominated bonds. Other changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Unrealized capital gains and losses reported from other investments for the year ended December 31, 2014 included an after tax gain of $1.1 billion from the sale of its investment in Frank Russell Company (“Russell”) as the Company’s common stock investment in Russell was held by a subsidiary at the time of the sale. See Note 11 for more information regarding the sale of Russell. Change in net unrealized capital gains (losses) for the years ended December 31, 2014, 2013 and 2012 included net losses of $(312) million, $(292) million and $(323) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2014 and 2013 were as follows:

	December 31, 2014
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)
Bonds	$17,254	$16,523	$(731)	$11,387	$10,984	$(403)
Common and preferred stocks	845	748	(97)	27	19	(8)

Total	$18,099	$17,271	$(828)	$11,414	$11,003	$(411)

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

	December 31, 2013
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)
Bonds	$38,433	$36,949	$(1,484)	$3,305	$2,946	$(359)
Common and preferred stocks	170	152	(18)	23	19	(4)

Total	$38,603	$37,101	$(1,502)	$3,328	$2,965	$(363)

Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances at December 31, 2014.

At December 31, 2014 and 2013, unrealized capital losses on structured securities in a loss position for greater than 12 months was $149 million and $213 million, respectively, while unrealized capital losses on structured securities in a loss position for less than 12 months was $7 million and $531 million, respectively.

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2014 and 2013, the aggregate statement value of general account loaned securities was $845 million and $704 million, respectively, while the aggregate fair value of these loaned securities was $932 million and $705 million, respectively. All of the securities on loan at December 31, 2014 and 2013 were bonds and were loaned with open terms. The offsetting liability of $954 million and $725 million, reflecting the obligation to return the collateral, is reported in other liabilities in the consolidated statements of financial position at December 31, 2014 and 2013, respectively. There were no securities on loan within the separate accounts at either December 31, 2014 or 2013.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the market value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2014 and 2013, reinvested securities lending collateral held by the Company was $962 million and $733 million, respectively, which is reported at amortized cost.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2014 and 2013 were as follows:

	December 31,
	2014		2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in millions)

30 days or less	$401	$401	$213	$213
31-60 days	132	132	67	67
61-90 days	77	77	2	2
91-120 days	20	20	77	77
121-180 days	164	164	49	49
181-365 days	90	90	18	18
1-2 years	78	78	185	185
2-3 years	-	-	52	52
Greater than 3 years	-	-	70	70

Total	$962	$962	$733	$733

At December 31, 2014, the consolidated statements of financial position included $430 million in bonds and $532 million in cash and short-term investments related to the collateral assets summarized above. At December 31, 2013, the consolidated statements of financial position included $457 million in bonds and $276 million in cash and short-term investments related to these collateral assets.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with securities lending and derivative transactions.

At December 31, 2014 and 2013, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The statement value of restricted assets at December 31, 2014 and 2013, summarized by type of restriction, was as follows:

	December 31,
	2014	2013

Securities lending	$845	$704
Derivative transactions	68	8
Reverse repurchase agreement	25	-
Securities on deposit with states	7	7

Total restricted assets	$945	$719

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared, or contracted in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing facilities.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

In addition to hedging, the Company may use derivatives for the purpose of investment replication. A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (i.e., at amortized cost or fair value).

The Company may also use derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (i.e., at amortized cost or fair value). The premium received by the Company at the inception of the contract is deferred until the contract matures or is exercised by the counterparty or amortized over the life of the contract if the term of the derivative is greater than one year.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company held $368 million and $160 million of collateral under its derivative collateral support arrangements at December 31, 2014 and 2013, respectively, including $26 million and $8 million, respectively, of derivative collateral related to the separate accounts. The collateral held in the general account is reported as cash and short-term investments in the consolidated statements of financial position, while the Company’s obligation to return the collateral is reported as other

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

liabilities. The collateral asset and related liability for collateral held by the separate accounts is reported in the separate account assets and liabilities, respectively in the consolidated statements of financial position.

The Company’s derivative counterparties held $68 million and $8 million of bond collateral and $6 million and $11 million of cash collateral under these arrangements at December 31, 2014 and 2013, respectively. Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as other investments in the consolidated statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost in the consolidated statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2014, 2013 and 2012, there were no gains or losses recorded with respect to derivatives that ceased to qualify for cash flow hedge accounting or for which the Company removed the cash flow hedge accounting designation.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to ten years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to thirty years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the consolidated statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to ten years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified bond at a specified price at a future date.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Equity total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with interest rate swaps. Interest rate swap replications, including the derivative components, are reported at amortized cost. The Company did not have any open contracts during 2014 or 2013.

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $2 million and $4 million during 2014 and 2013, respectively.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

The effects of the Company’s use of derivative instruments on the consolidated statements of financial position at December 31, 2014 and 2013 were as follows:

	December 31, 2014
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$950	$7	$-	$78	$-
Interest rate swaps	52	-	-	7	-
Foreign exchange contracts:
Foreign currency swaps	2,231	164	(15)	144	(11)

Derivatives not designated as hedging instruments:
Interest rate contracts:
Interest rate floors	200	16	-	16	-
Interest rate swaps	291	-	(5)	-	(5)
Swaptions	2,870	69	-	69	-
Fixed income futures	2,490	-	-	-	-
Foreign exchange contracts:
Foreign currency forwards	1,591	72	(4)	72	(4)
Equity contracts:
Equity total return swaps	455	2	(2)	2	(2)
Equity index futures	165	-	-	-	-
Credit contracts:
Purchased credit default swaps	103	-	(1)	-	(1)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Equity contracts:
Equity total return swaps	-	-	-	-	-

Total derivatives		$330	$(27)	$388	$(23)

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

	December 31, 2013
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$950	$9	$-	$79	$-
Interest rate swaps	92	-	-	10	(1)
Foreign exchange contracts:
Foreign currency swaps	1,240	26	(76)	23	(59)

Derivatives not designated as hedging instruments:
Interest rate contracts:
Interest rate floors	-	-	-	-	-
Interest rate swaps	-	-	-	-	-
Swaptions	2,660	129	-	129	-
Fixed income futures	808	-	-	-	-
Foreign exchange contracts:
Foreign currency forwards	2,061	20	(42)	20	(42)
Equity contracts:
Equity total return swaps	104	-	(2)	-	(2)
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	113	-	(1)	-	(1)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Equity contracts:
Equity total return swaps	106	2	-	2	-

Total derivatives		$186	$(121)	$263	$(105)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the consolidated statements of financial position.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

The effects of the Company’s use of derivative instruments on the consolidated statements of operations and changes in surplus for the years ended December 31, 2014, 2013 and 2012 were as follows:

	For the year ended December 31, 2014

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$27
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	200	(13)	12

Derivatives not designated as hedging instruments:
Interest rate contracts:
Interest rate floors	10	-	-
Interest rate swaps	(5)	-	(1)
Swaptions	(67)	-	(8)
Fixed income futures	(56)	(220)	-
Foreign exchange contracts:
Foreign currency forwards	90	13	-
Equity contracts:
Equity total return swaps	(2)	(14)	-
Equity index futures	(2)	4	-
Credit contracts:
Purchased credit default swaps	-	-	(1)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	-
Equity contracts:
Equity total return swaps	1	13	-

Total derivatives	$169	$(217)	$32

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

	For the year ended December 31, 2013

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$28
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	28	(9)	8

Derivatives not designated as hedging instruments:
Interest rate contracts:
Interest rate floors	-	-	-
Interest rate swaps	-	-	-
Swaptions	46	-	(7)
Fixed income futures	(5)	21	-
Foreign exchange contracts:
Foreign currency forwards	(3)	(1)	-
Equity contracts:
Equity total return swaps	(1)	(31)	-
Equity index futures	-	(2)	-
Credit contracts:
Purchased credit default swaps	1	-	(2)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	-
Equity contracts:
Equity total return swaps	(1)	51	-

Total derivatives	$65	$29	$30

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

	For the year ended December 31, 2012

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$30
Interest rate swaps	-	-	-
Foreign exchange contracts:
Foreign currency swaps	(22)	-	4

Derivatives not designated as hedging instruments:
Interest rate contracts:
Interest rate floors	-	-	-
Interest rate swaps	-	-	-
Swaptions	(25)	-	(7)
Fixed income futures	45	(131)	-
Foreign exchange contracts:
Foreign currency forwards	(50)	24	-
Equity contracts:
Equity total return swaps	(1)	(11)	-
Equity index futures	-	(5)	-
Credit contracts:
Purchased credit default swaps	(1)	-	(2)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	7	4
Equity contracts:
Equity total return swaps	2	33	-

Total derivatives	$(52)	$(83)	$29

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2014 and 2013 were as follows:

	December 31,
	2014	2013
	(in millions)

Life insurance reserves	$148,897	$141,175
Annuity reserves	6,767	6,199
Disability and long-term care unpaid claims and claim reserves	4,667	4,544
Disability and long-term care active life reserves	4,506	4,047
Deposit funds	2,671	2,616

Total reserves for policy benefits	$167,508	$158,581

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.50% to 5.50%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2.00% to 4.50%. As of December 31, 2014, the Company had $1.5 trillion of total life insurance in force, including $12.4 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Each year, the Company must perform asset adequacy testing (“AAT”) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. This testing resulted in increases in certain life insurance reserves of $0, $0 and $1 million for the years ended December 31, 2014, 2013 and 2012, respectively. These reserve increases were reported as net additions to policy benefit reserves in the consolidated statements of operations.

Annuity Reserves

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) using the Annuity 2000 or 2012 Individual Annuity Reserve mortality tables with valuation interest rates ranging from 3.50% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves on policies issued since 1985 are based on the present value of expected benefit payments using either the 1983 Individual Annuity “a”, Annuity 2000 or 2012 Individual Annuity Reserve mortality tables with valuation interest rates ranging from 3.50% to 7.50%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and excluded from net additions to policy benefit reserves in the consolidated statements of operations.

At December 31, 2014 and 2013, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	December 31,
	General Account		Separate Accounts		Total
	2014	2013	2014	2013	2014	2013
	(in millions)

Subject to discretionary withdrawal
- with market value adjustment	$497	$689	$-	$-	$497	$689
- at book value less surrender charge of 5% or more	362	502	-	-	362	502
- at fair value	-	-	16,161	15,008	16,161	15,008
- at book value without adjustment	4,444	4,350	-	-	4,444	4,350

Not subject to discretionary withdrawal	4,135	3,274	4,549	4,174	8,684	7,448

Total annuity reserves and deposit funds	$9,438	$8,815	$20,710	$19,182	$30,148	$27,997

Asset adequacy testing resulted in increases in annuity reserves of $54 million, $0 and $13 million for the years ended December 31, 2014, 2013 and 2012, respectively. These reserve increases were reported as net additions to policy benefit reserves in the consolidated statements of operations.

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”) modified for Company experience, with valuation interest rates ranging from 3.00% to 5.50%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based morbidity experience with valuation interest rates ranging from 3.50% to 4.50%.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.7 billion and $4.5 billion at December 31, 2014 and 2013, respectively. Changes in these reserves for the years ended December 31, 2014 and 2013 were as follows:

	For the years ended December 31,
	2014	2013
	(in millions)

Balance at January 1	$4,544	$4,422

Incurred related to:
Current year	707	670
Prior years	3	20

Total incurred	710	690

Paid related to:
Current year	(23)	(22)
Prior years	(564)	(546)

Total paid	(587)	(568)

Balance at December 31	$4,667	$4,544

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves for disability policies issued prior to 1987 are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.00% to 4.00%. Active life reserves for disability policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity. Policies issued between 1987 and 2012 are based on a valuation interest rate of 4.00% while those issued after 2012 are based on a valuation interest rate of 3.50%. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.00% valuation interest rate and total terminations based on the 1983 Individual Annuity Mortality table without lapses. For policies issued since March 2002, minimum reserves are based on valuation interest rates ranging from 3.50% to 4.50% and total terminations based on the 1994 Group Annuity Mortality table with lapses. For policies issued from March 2002 through September 2010, a separate calculation is performed using valuation interest rates ranging from 4.87% to 5.60% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

For long-term care reserve valuations prior to 2012, the Company utilized the 1983 Individual Annuity Mortality table, the 1983 Group Annuity Mortality table, or the 1994 Group Annuity Mortality table for the calculation of minimum reserves for policies. At January 1, 2012, use of the 1983 Group Annuity Mortality table to calculate minimum reserves for policies issued from March 2002 through 2004 was replaced with a calculation using only the 1994 Group Annuity Mortality

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

table and assumptions regarding interest rates and claim costs were adjusted to reflect more recent expectations. These changes in reserve valuation bases resulted in a $59 million increase in reserves that was reported as a direct decrease to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2012.

Asset adequacy testing resulted in increases in long-term care reserves of $0, $100 million and $165 million for the years ended December 31, 2014, 2013 and 2012, respectively. These reserve increases were reported as net additions to policy benefit reserves in the consolidated statements of operations.

Deposit Funds

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a payment plan consisting of a series of scheduled payments. Prior to November 1, 2013, beneficiaries also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). As of that date, the Northwestern Access Fund was eliminated as an option for receiving death benefits. If the beneficiary does not affirmatively choose a payment plan, the proceeds are automatically paid to the beneficiary in a single lump sum. If the beneficiary chose a Northwestern Access Fund account prior to November 1, 2013, the beneficiary received negotiable drafts that they can use to access the balance in this account at their discretion.

The total reserve liability for Northwestern Access Fund account balances held by the Company on behalf of beneficiaries was $530 million and $695 million at December 31, 2014 and 2013, respectively. Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments.

Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Northwestern Access Fund accounts were credited with interest at annual rates ranging from 0.01% to 3.50% during both 2014 and 2013. The Company does not charge beneficiaries any fees to maintain a Northwestern Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the consolidated statements of financial position.

Deferred and uncollected premiums at December 31, 2014 and 2013 were as follows:

	December 31, 2014		December 31, 2013
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$223	$84	$224	$86
Ordinary renewal	2,366	1,931	2,278	1,861

Total deferred and uncollected premiums	$2,589	$2,015	$2,502	$1,947

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2014 and 2013 were as follows:

	Variable Life		Variable Annuities		Total
	December 31,
	2014	2013	2014	2013	2014	2013
	(in millions)

Subject to discretionary withdrawal	$6,252	$6,009	$16,161	$15,008	$22,413	$21,017
Not subject to discretionary withdrawal	-	-	4,549	4,174	4,549	4,174

Total separate account reserves	$6,252	$6,009	$20,710	$19,182	26,962	25,191

Non-policy liabilities					94	152

Total separate account liabilities					$27,056	$25,343

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2014 and 2013 was $86 million and $42 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. These benefits are only available upon the death of the annuitant or insured, and reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $12 million and $10 million attributable to GMDB at December 31, 2014 and 2013, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $2.0 billion, $1.9 billion and $1.8 billion for the years ended December 31, 2014, 2013 and 2012, respectively. These amounts are reported as premiums in the consolidated statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as transfers to separate accounts in the consolidated statements of operations.

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statements of operations for the years ended December 31, 2014, 2013 and 2012.

	For the years ended December 31,
	2014	2013	2012
	(in millions)

From Separate Account Annual Statement:
Transfers to separate accounts	$2,176	$2,120	$1,982
Transfers from separate accounts	(1,675)	(1,578)	(1,490)

Net transfers to separate accounts	$501	$542	$492

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (“ERISA”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2014 and 2013 and does not expect to make a contribution to the plans during 2015.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees pay premiums to offset a portion of the cost of the medical plan.

Benefit Plan Accounting Changes

Effective January 1, 2013, the Company adopted Statement of Statutory Accounting Principle No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (“SSAP 92”) and Statement of Statutory Accounting Principle No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (“SSAP 102”). These new standards require that estimates of projected benefit obligation (“PBO”) and accumulated benefit obligation (“ABO”) include future benefit obligations for non-vested participants. The new standards also required that the Company’s surplus, as reported in the consolidated statements of financial position, fully reflect any net liability related to the plans’ PBO, reduced by the fair value of any plan assets, including previously unrecognized net experience losses, prior service costs and initial net assets (“unrecognized items”).

On January 1, 2013, the recognition of benefits for non-vested participants and unrecognized items created additional net defined benefit pension and postretirement plan liabilities of $1.2 billion and $0.5 billion, respectively. However, SSAPs 92 and 102 permitted the Company to recognize these liabilities and the corresponding decrease in surplus over a period of up to ten years, subject to minimum recognition requirements. The Company elected to utilize this deferral option as of January 1, 2013, at which time the related “transition liability” was $618 million.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

The table below summarizes the net surplus impact related to the adoption of these new accounting standards on January 1, 2013, excluding any deferred tax impact.

	Defined Benefit Plans	Postretirement Benefit Plans	Total
	(in millions)
Minimum surplus reduction recognized:
10% of calculated surplus impact	$149	$48	$197
Annual amortization of unrecognized items	797	-	797
Difference between unfunded ABO and accrued benefit cost	84	-	84

Surplus reduction recognized at adoption	1,030	48	1,078
Reversal of:
Additional minimum liability	(73)	-	(73)
Nonadmitted asset relating to funded plans	(881)	-	(881)

Net reduction to surplus at adoption	$76	$48	$124

Prior to the adoption of SSAPs 92 and 102, an additional minimum liability (“AML”) was required if a plan’s ABO exceeded plan assets or related financial statement liabilities. The AML is no longer required under the new accounting standards. The impact of the elimination of the AML was reported as a direct increase to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2013. Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statements of financial position. Pension assets that were nonadmitted prior to the adoption of SSAPs 92 and 102 were included in the initial surplus impact upon adoption. At December 31, 2013, the net reduction to surplus of $124 million was reported as a change in accounting principle in the consolidated statements of changes in surplus.

Benefit Plan Amendments

During 2013, the Company’s Board of Trustees approved certain prospective amendments to defined pension benefits and postretirement benefits that became effective on January 1, 2014. These changes included an amendment of the benefit formula for both the qualified employee defined benefit pension plan and a related nonqualified employee defined benefit pension plan to a cash balance formula. The accrued benefits for each participant as of December 31, 2013 were frozen and remain available to participants upon retirement. In addition, a second nonqualified employee defined benefit pension plan was terminated, with accrued benefits as of January 1, 2014 also available to eligible participants upon retirement. Beginning in 2014, the Company provides eligible participants with cash balance credits based on each participant’s age and years of service. Participants will also receive investment earnings on their cash balances based on market interest rates and subject to a minimum crediting rate.

These amendments also included a change to benefits provided to most participants in the employee postretirement medical plan that will limit the Company’s exposure to a maximum 3% annual medical inflation rate for benefits. Any annual increase in medical costs in excess of 3% will be passed on to the plan’s participants in the form of increased plan premiums beginning January 1, 2019. This amendment to the postretirement medical plan did not impact any plan participant age 65 or older on January 1, 2014. Postretirement medical plan changes also eliminated coverage under the plan for employees hired after December 31, 2013.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

During 2013, the Company announced certain prospective amendments to the defined pension and postretirement benefits to be provided to financial representatives for service beginning on January 1, 2014. These changes included the elimination of cost of living adjustments for financial representatives enrolled in the plan after December 31, 2013. In addition, the postretirement medical plan for financial representatives was amended to limit the Company’s exposure to a maximum 3% annual medical inflation rate for benefits. Any annual increase in medical costs in excess of 3% will be passed on to participants in the form of increased plan premiums beginning January 1, 2019. This amendment to the postretirement medical plan did not impact any plan participant age 65 or older on January 1, 2014. Postretirement medical plan changes for financial representatives also eliminated coverage under the plan for financial representatives that enter into contracts with the Company after December 31, 2013.

In conjunction with the changes made to the Company’s defined benefit and postretirement benefit plans, an amendment to the employee contributory 401(k) plan was also approved that increased the Company’s matching contribution from a maximum of 3% of participant’s pay to a maximum of 4% of participant’s pay. In addition, the definition of pay was expanded to include annual incentive pay in addition to base salary. These changes were also effective January 1, 2014.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2014 and 2013, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2014	2013	2014	2013
	(in millions)

Fair value of plan assets at January 1	$3,913	$3,545	$74	$70
Changes in plan assets:
Actual return on plan assets	433	453	8	9
Company contributions	-	-	-	-
Actual plan benefits paid	(95)	(85)	(5)	(5)

Fair value of plan assets at December 31	$4,251	$3,913	$77	$74

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2014 and 2013 were as follows:

	Target		Actual
	Allocation		Allocation
	2014	2013	2014	2013

Bonds	49%	50%	50%	49%
Equity securities	50%	49%	46%	45%
Other investments	1%	1%	4%	6%

Total assets	100%	100%	100%	100%

At each of December 31, 2014 and 2013, other investments are comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate PBOs of the defined benefit pension plans and postretirement benefit plans at December 31, 2014 and 2013 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2014	2013	2014	2013
	(in millions)

Projected benefit obligation at January 1	$3,663	$4,295	$687	$537
Non-vested liability	-	65	-	340

Adjusted projected benefit obligation at January 1	3,663	4,360	687	877
Changes in benefit obligation:
Service cost of benefits earned	93	166	19	27
Interest cost on projected obligations	180	161	31	30
Projected gross plan benefits paid	(111)	(105)	(26)	(24)
Projected Medicare Part D reimbursement	-	-	2	2
Experience (gains)/losses	784	(547)	112	(99)
Plan amendments	-	(372)	-	(126)

Projected benefit obligation at December 31	$4,609	$3,663	$825	$687

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future compensation increases for active participants. The ABO is similar to the PBO, but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $4.3 billion and $3.4 billion at December 31, 2014 and 2013, respectively. Experience (gains)/losses for the years ended December 31, 2014 and 2013 primarily reflect the impact of changes in the PBO discount rate.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2014, 2013 and 2012 and the net periodic benefit cost for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2014	2013	2012	2014	2013	2012
Projected benefit obligation:
Discount rate	4.00%	5.00%	4.00%	4.00%	5.00%	4.00%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%

Net periodic benefit cost:
Discount rate	5.00%	4.00%	4.50%	5.00%	4.00%	4.50%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.50%	6.75%	7.50%	6.50%	6.75%	7.50%

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, third-party capital market expectations and the long-term target asset allocation.

The PBO for postretirement benefits at December 31, 2014 assumed an annual increase in future retiree medical costs of 7.5%, grading down to 5.0% over five years and remaining level thereafter. At December 31, 2013, the comparable assumption was for an annual increase in future retiree medical costs of 6.5% grading down to 5.0% over three years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2014 by $49 million and net periodic postretirement benefit expense for the year ended December 31, 2014 by $3 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2014 and net periodic postretirement benefit expense for the year ended December 31, 2014 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were enacted. The new laws created an excise tax beginning in 2018 on health plans that have an aggregate value to the participants greater than a threshold amount. Recent changes to the Company’s postretirement health plans are expected to keep the aggregate value of the plans below the excise tax threshold. The new laws also revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2014 and 2013:

	Defined		Postretirement
	Benefit Plans		Benefit Plans
	2014	2013	2014	2013

	(in millions)
Fair value of plan assets	$4,251	$3,913	$77	$74
Projected benefit obligation	4,609	3,663	825	687

Funded status	(358)	250	(748)	(613)
Unrecognized net experience losses	-	27	1	74
Unrecognized prior service costs/(credits)	-	4	76	106
Nonadmitted asset	(459)	(947)	-	-

Financial statement liability	$(817)	$(666)	$(671)	$(433)

The PBO for defined benefit plans above included $817 million and $698 million related to nonqualified, unfunded plans at December 31, 2014 and 2013, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 112% and 132% of the projected benefit obligations of these plans at December 31, 2014 and 2013, respectively.

Net experience gains or losses represent cumulative amounts by which actual plan experience for return on plan assets or growth in PBO have varied from related assumptions. Prior to the adoption of SSAPs 92 and 102, these differences accumulated without recognition in the Company’s financial statements unless they exceeded certain limits.

Prior service costs/(credits) represent the value of benefits granted or rescinded based on services rendered in prior periods. These costs/(credits) are recognized as components of net periodic benefit cost on a straight line basis over the anticipated future service period of the participants.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

SSAPs 92 and 102 require that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the consolidated statements of changes in surplus. Apart from the initial adoption impacts of SSAPs 92 and 102, aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2014 and 2013:

	Defined		Postretirement
	Benefit Plans		Benefit Plans		Total

	2014	2013	2014	2013	2014	2013

	(in millions)
Changes in plan assets and benefit obligations recognized in surplus
Net experience gains/(losses)	$(639)	$602	$(181)	$17	$(820)	$619
Prior service (costs)/credits	(4)	384	(30)	(75)	(34)	309
Initial net asset	-	4	-	-	-	4

Amounts amortized from surplus into net periodic benefit cost:
Net experience losses	$25	$92	$1	$5	$26	$97
Prior service costs/(credits)	(14)	(11)	12	13	(2)	2
Initial net asset	(17)	(71)	-	-	(17)	(71)

Net experience gains/(losses) primarily reflect the impacts of any changes to plan assumptions (e.g., discount rate) that are applied to the calculation of PBO estimates. Total defined benefit pension and postretirement plan net experience gains/(losses) recognized in surplus but not yet amortized into net periodic benefit cost were $(1.4) billion and $(0.2) billion at December 31, 2014, respectively and $(745) million and $4 million at December 31, 2013, respectively.

The recognition of a prior service credit during 2013 primarily reflects the impact of adopting the various plan amendments. Total defined benefit and postretirement plan prior service (costs)/credits recognized in surplus but not yet amortized into net periodic benefit cost were $293 million and $109 million at December 31, 2014, respectively, and $311 million and $(91) million at December 31, 2013, respectively. The total initial net asset recognized in surplus but not yet amortized into net periodic benefit cost was $387 million and $404 million at December 31, 2014 and 2013, respectively.

SSAPs 92 and 102 require minimum annual amortization and, in certain circumstances, additional recognition of the transition liability into surplus. For the years ended December 31, 2014 and 2013, transition liabilities of $134 million and $407 million, respectively, were reported as direct reductions to surplus in the consolidated statements of changes in surplus. The remaining unamortized transition liability was $77 million and $211 million at December 31, 2014 and 2013, respectively, and represents the total of all remaining unrecognized items. This remaining transition liability is expected to be amortized as annual direct reductions to surplus of approximately $48 million and $29 million during 2015 and 2016, respectively. It is expected that the transition liability will be fully amortized by December 31, 2016.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2014, 2013 and 2012 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans

	2014	2013	2012	2014	2013	2012

	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$93	$166	$131	$19	$27	$38
Interest cost on projected obligations	180	161	166	31	30	21
Amortization of experience losses	25	92	88	1	5	6
Amortization of prior service costs/(credits)	(14)	(11)	-	12	13	-
Amortization of initial net asset	(17)	(71)	(40)	-	-	-
Curtailment and other	-	11	-	-	-	-
Expected return on plan assets	(251)	(239)	(230)	(5)	(4)	(5)

Net periodic benefit cost	$16	$109	$115	$58	$71	$60

The Company expects to increase/(decrease) periodic benefit costs through the amortization of $65 million, $(14) million and $(41) million of defined benefit plan net experience losses, prior service credits and initial assets, respectively, into net periodic benefit cost during 2015. Amortization of postretirement plan net experience losses of $6 million and prior service costs of $12 million are also expected to increase net periodic benefit cost during 2015.

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2015 through 2024 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2015	$133	$24
2016	147	27
2017	163	30
2018	180	34
2019	199	37
2020-2024	1,357	238

Total	$2,179	$390

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2014, 2013 and 2012, the Company expensed total contributions to these plans of $43 million, $35 million and $33 million, respectively.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $40 million of individual life coverage and a maximum of $60 million of joint life coverage for any single mortality risk. The Company participated in a life insurance catastrophic risk sharing pool for the years ended December 31, 2013 and 2012. The Company discontinued its participation in this risk sharing pool during 2014.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at each of December 31, 2014 and 2013 were reported net of ceded reserves of $1.7 billion.

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2014, 2013 and 2012 were as follows:

	For the year ended December 31,

	2014	2013	2012

	(in millions)
Direct premium revenue	$17,894	$17,481	$16,258
Premiums ceded	(893)	(882)	(864)

Net premium revenue	$17,001	$16,599	$15,394

Direct benefit expense	$18,425	$18,125	$16,906
Benefits ceded	(618)	(667)	(603)

Net benefit expense	$17,807	$17,458	$16,303

In addition, the Company received $161 million, $164 million and $166 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2014, 2013 and 2012, respectively. These amounts are reported in other income in the consolidated statements of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2014 and 2013 that were considered by the Company to be uncollectible.

Effective October 1, 2014, The Northwestern Mutual Life Insurance Company and Northwestern Long Term Care Insurance Company entered into an affiliated reinsurance agreement. Under this agreement, Northwestern Long Term Care Insurance Company ceded 100% of the net risks associated with its in-force long-term care policies and future issuances of long-term care policies to The Northwestern Mutual Life Insurance Company. All financial statement impacts of this transaction were eliminated upon consolidation of the two entities.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Northwestern Mutual Capital, LLC
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc. and subsidiaries
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Mutual MU TLD Registry, LLC	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual Wealth Management Company	NM Pebble Valley, LLC
NM Investment Holdings, LLC	Northwestern Mutual Registry, LLC
Northwestern Mutual Real Estate Investments, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense in the consolidated statements of operations for the years ended December 31, 2014, 2013 and 2012 related to “ordinary” taxable income or loss were as follows:

	For the year ended December 31,

	2014	2013	2012

	(in millions)
Tax payable on ordinary income	$200	$80	$162
Tax credits	(142)	(131)	(116)
Increase (decrease) in contingent tax liabilities	(36)	33	(9)

Total current tax expense (benefit)	$22	$(18)	$37

In addition to current income tax expense related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense of $86 million, $124 million and $171 million was included in net IMR deferrals for the years ended December 31, 2014, 2013 and 2012, respectively. In addition, net realized capital gains and losses as reported in the consolidated statements of operations included current tax expense of $123 million, $179 million and $332 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company’s taxable income can vary significantly from pretax income as reported in the consolidated statements of operations due to temporary and permanent differences in revenue recognition and expense deduction between the tax and statutory financial statement bases of reporting. The Company’s financial statement effective tax rates were (4)%, 8% and 14% for the years ended December 31, 2014, 2013 and 2012, respectively.

The effective tax rate above is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized capital gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for the dividends received deduction, amortization of the IMR, benefit plan obligations and tax loss carryforward credits and refunds to subsidiaries for prior year losses under intercompany tax sharing agreements.

The Company made payments to the IRS for federal income taxes of $480 million, $526 million and $840 million during the years ended December 31, 2014, 2013 and 2012, respectively. Total federal income taxes paid, including refunds or overpayments applied, for tax years 2014, 2013 and 2012 of $602 million, $585 million and $842 million, respectively, are available as of December 31, 2014 for refund claims in the event of future tax losses.

Federal income tax returns for 2009 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2014 and 2013 were as follows:

	2014	2013
	(in millions)
Balance at beginning of year	$467	$434
Additions for tax positions of prior years	-	33
Reductions for tax positions of prior years	(36)	-

Balance at end of year	$431	$467

Included in contingent tax liabilities at December 31, 2014 and 2013 were $395 million and $408 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2014 balance are $14 million of tax positions for which the ultimate deductibility is not certain. The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is only recorded if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are included in tax expense in the year that such determination is made by the Company.

The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense. For the years ended December 31, 2014, 2013 and 2012, the Company recognized $(15) million, $8 million and $(16) million, respectively, of interest-related tax expense (benefit). Contingent tax liabilities included $22 million and $37 million for the payment of interest at December 31, 2014 and 2013, respectively.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

The components of net deferred tax assets reported in the consolidated statements of financial position at December 31, 2014 and 2013 were as follows:

	December 31,

	2014	2013	Change

	(in millions)		-
Deferred tax assets:
Policy acquisition costs	$1,192	$1,146	$46
Investments	390	426	(36)
Policy benefit liabilities	2,194	2,099	95
Benefit plan obligations	827	679	148
Other	110	100	10

Gross deferred tax assets	4,713	4,450	263
Nonadmitted deferred tax assets	(9)	(117)	108

Gross admitted deferred tax assets	4,704	4,333	371

Deferred tax liabilities:
Investments	892	926	(34)
Other	757	760	(3)

Gross deferred tax liabilities	1,649	1,686	(37)

Net deferred tax assets	$3,055	$2,647	$408

Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Gross deferred tax assets at December 31, 2014 and 2013 included $4.3 billion and $4.0 billion, respectively, related to temporary differences that were ordinary in nature and $0.4 billion and $0.4 billion, respectively, related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2014 and 2013 included $0.8 billion and $0.8 billion, respectively, related to temporary differences that were ordinary in nature and $0.9 billion and $0.9 billion, respectively, related to temporary differences that were capital in nature. All gross deferred tax liabilities have been recognized at December 31, 2014 and 2013. The Company did not assume any benefit from future tax planning strategies in its valuation of gross deferred tax assets at either December 31, 2014 or 2013.

The Company exceeded the minimum risk-based capital (“RBC”) level of 300% based on authorized control level RBC computed without net deferred tax assets at December 31, 2014 and 2013 and expects to exceed this minimum during 2015.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

Significant components of the calculation of net deferred tax assets at December 31, 2014 and 2013 were as follows (in millions):

	December 31, 2014			December 31, 2013			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$4,323	$390	$4,713	$4,024	$426	$4,450	$299	$(36)	$263

Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	4,323	390	4,713	4,024	426	4,450	299	(36)	263

Deferred tax assets nonadmitted	9	-	9	117	-	117	(108)	-	(108)

Subtotal net admitted deferred tax asset	4,314	390	4,704	3,907	426	4,333	407	(36)	371

Deferred tax liabilities	757	892	1,649	760	926	1,686	(3)	(34)	(37)

Net admitted deferred tax asset/(liability)	$3,557	$(502)	$3,055	$3,147	$(500)	$2,647	$410	$(2)	$408

	December 31, 2014			December 31, 2013			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$1,868	$266	$2,134	$2,029	$298	$2,327	$(161)	$(32)	$(193)

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,288	-	1,288	902	-	902	386	-	386

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,158	124	1,282	976	128	1,104	182	(4)	178

Total deferred tax assets admitted as the result of application of SSAP No. 101	$4,314	$390	$4,704	$3,907	$426	$4,333	$407	$(36)	$371

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$1,288			$902			$386

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,408			$2,211			$197

Ratio percentage used to detemine recovery period and threshold limitation amount			1144%			1106%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$16,055			$14,738

11.	Frank Russell Company

On December 2, 2014, the Company sold its entire investment in Russell common and preferred stock to a third party. Prior to this sale, the Company was the majority shareholder of Russell, a worldwide provider of investment products and services. The Company’s common stock investment in Russell was held in a wholly-owned non-insurance subsidiary and represented 92.6% of Russell’s outstanding common stock at December 31, 2013. Upon the sale, the Company’s wholly-owned subsidiary reported an after-tax gain of $1.1 billion from the sale of its common stock investment in Russell, which was reported by the Company as an unrealized capital gain in the consolidated statements of changes in surplus for the year ended December 31, 2014.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2013 were as follows. The common stock investment in Russell is reported as other investments in the consolidated statements of financial position at that date.

December 31, 2013
(in millions)
Common stock	$418
Senior preferred stock	350
Junior preferred stock	42
Warrants	2

Total	$812

At December 31, 2013, the common stock investment in Russell was valued using a practice permitted by the OCI, based on the Company’s share of Russell’s audited GAAP-basis equity exclusive of any adjustment for unamortized acquisition goodwill in Russell’s GAAP-basis financial statements. Under Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), the statutory equity method valuation of the Russell investment would be required to be reduced by its share of Russell’s GAAP goodwill. If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statements of financial position would have been lower by $795 million at December 31, 2013.

Russell distributed $0 and $69 million in common stock dividends to the Company’s wholly-owned subsidiary during the years ended December 31, 2014, and 2013, respectively. The $69 million dividend remained undistributed to the Company at December 31, 2013. During 2014, this dividend was distributed by the wholly-owned subsidiary and reported as net investment income by the Company for the year ended December 31, 2014. During 2012, the common stock investment in Russell was held directly by the Company, and Russell distributed $23 million to the Company that was reported as net investment income for the year ended December 31, 2012.

Prior to the sale of Russell, the Company held $350 million of perpetual senior preferred stock issued by Russell, paying dividends at a rate of 8.00%. Upon the sale of Russell, the senior preferred stock was retired for consideration equal to the Company’s statutory statement value. The Company earned $27 million, $28 million, and $28 million in dividends from Russell senior preferred stock for the years ended December 31, 2014, 2013 and 2012, respectively.

Prior to the sale of Russell, the Company also held $44 million of junior preferred stock, including detachable warrants, issued by Russell and paying dividends at a rate of 10.00%. Upon the sale of Russell, the junior preferred stock was retired for consideration equal to the Company’s statutory statement value. The Company exercised the warrants as part of the sale transaction and recorded an after-tax realized capital gain of $27 million for the year ended December 31, 2014. The Company earned $4 million in dividends on Russell junior preferred stock for each of the years ended December 31, 2014, 2013 and 2012.

12.	Contingencies and Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of affiliates (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-five years at December 31, 2014.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2014 and 2013, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on estimated fair value of the guarantees.

	December 31, 2014		December 31, 2013

Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability

	(in millions)		(in millions)

Guarantees of future minimum compensation - financial representatives	$128	$1	$123	$2

Guarantees of real estate obligations	388	4	403	4

Guarantees of obligations of affiliates	-	-	102	-

Guarantees issued on behalf of wholly-owned subsidiaries	-	-	2	-

Total contingencies and guarantees	$516	$5	$630	$6

No payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans and other investments. These forward commitments aggregated to $5.5 billion at December 31, 2014 and were extended at market rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2014.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

13.	Surplus Notes

On March 26, 2010, the Company issued surplus notes (“notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest expense on the notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $106 million in interest expense on the notes for each of the years ended December 31, 2014, 2013 and 2012, which is reported as a reduction of net investment income in the consolidated statements of operations. A total of $479 million in interest has been paid on the notes from their issuance through December 31, 2014.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder. The notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.25%.

No affiliates of the Company hold any portion of the notes. The notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the notes was Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2014 and 2013.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (“SSAP 100”). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2014 and 2013 were as follows:

	December 31, 2014
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)

	(in millions)
General account investment assets:
Bonds	$128,126	$135,247	$3,234	$128,505	$3,508
Mortgage loans	29,341	31,247	-	-	31,247
Policy loans	16,756	16,756	-	-	16,756
Common and preferred stocks	3,583	3,613	2,970	77	566
Derivative assets	330	388	-	388	-
Surplus note investments	160	211	-	179	32
Collateral loans	40	40	-	-	40
Cash and short-term investments	2,588	2,588	708	1,880	-
Separate account assets	27,056	27,056	24,462	2,221	373

General account liabilities:
Investment-type insurance reserves	$5,220	$5,058	$-	$-	$5,058
Liabilities for securities lending	954	954	-	954	-
Derivative liabilities	27	23	-	23	-
Separate account liabilities	27,056	27,056	24,462	2,221	373

	December 31, 2013
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)

	(in millions)
General account investment assets:
Bonds	$122,331	$127,028	$4,342	$119,059	$3,627
Mortgage loans	26,845	28,094	-	-	28,094
Policy loans	16,306	16,306	-	-	16,306
Common and preferred stocks	2,831	2,856	1,691	99	1,066
Derivative assets	186	263	-	263	-
Surplus note investments	127	158	-	158	-
Collateral loans	41	41	-	-	41
Cash and short-term investments	2,262	2,262	576	1,686	-
Separate account assets	25,343	25,343	23,115	1,843	385

General account liabilities:
Investment-type insurance reserves	$5,453	$5,106	$-	$-	$5,106
Liabilities for securities lending	725	725	-	725	-
Derivative liabilities	121	105	-	105	-
Separate account liabilities	25,343	25,343	23,115	1,843	385

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value based on internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (“LIBOR”) basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is based primarily on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the consolidated statements of financial position at December 31, 2014 and 2013.

	December 31, 2014
	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$2,971	$-	$443	$3,414
Bonds	-	14	-	14
Derivative assets at fair value	-	158	-	158
Derivative liabilities at fair value	-	(12)	-	(12)

Total general account	$2,971	$160	$443	$3,574

Separate accounts:
Mutual fund investments	22,663	-	-	22,663
Other benefit plan assets/liabilities	43	19	3	65
Pension and postretirement assets:
Bonds	244	1,908	74	2,226
Common and preferred stock	1,503	5	20	1,528
Cash and short-term securities	10	257	-	267
Other assets/liabilities	-	31	276	307

Subtotal pension and postretirement assets	1,757	2,201	370	4,328

Total separate accounts	$24,463	$2,220	$373	$27,056

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

	December 31, 2013
	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$1,691	$-	$606	$2,297
Bonds	-	24	7	31
Derivative assets at fair value	-	151	-	151
Derivative liabilities at fair value	-	(45)	-	(45)

Total general account	$1,691	$130	$613	$2,434

Separate accounts:
Mutual fund investments	21,248	-	-	21,248
Other benefit plan assets/liabilities	91	14	3	108
Pension and postretirement assets:
Bonds	234	1,678	74	1,986
Common and preferred stock	1,534	6	30	1,570
Cash and short-term securities	15	133	-	148
Other assets/liabilities	(7)	12	278	283

Subtotal pension and postretirement assets	1,776	1,829	382	3,987

Total separate accounts	$23,115	$1,843	$385	$25,343

The Company may reclassify assets reported at fair value between levels of the fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between Level 1 and Level 2 or between Level 2 and Level 3 during the years ended December 31, 2014 or 2013.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2014 and 2013.

				Separate account pension and postretirement

For the year ended December 31, 2014	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilties	Total
	(in millions)

Fair value, beginning of period	$606	$7	$3	$74	$30	$278	$998
Realized gains/(losses)	128	-	-	1	16	28	173
Unrealized gains/(losses)	15	2	-	(7)	(5)	(2)	3
Issuances	-	-	-	-	-	-	-
Purchases	14	-	-	28	2	44	88
Sales	(301)	-	-	(1)	(24)	(73)	(399)
Settlements	(4)	(7)	-	(28)	1	-	(38)
Net discount/premium	-	1	-	2	-	-	3
Transfers into Level 3	-	-	-	10	-	2	12
Transfers out of Level 3	(15)	(3)	-	(5)	-	(1)	(24)

Fair value, end of period	$443	$-	$3	$74	$20	$276	$816

				Separate account pension and postretirement

For the year ended December 31, 2013	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilties	Total
	(in millions)

Fair value, beginning of period	$609	$67	$3	$28	$16	$246	$969
Realized gains/(losses)	40	(2)	-	-	-	10	48
Unrealized gains/(losses)	45	29	-	1	5	26	106
Issuances	-	-	-	-	-	-	-
Purchases	42	-	-	16	7	44	109
Sales	(74)	(24)	-	(3)	-	(48)	(149)
Settlements	(64)	(63)	-	(7)	-	-	(134)
Net discount/premium	-	-	-	-	-	-	-
Transfers into Level 3	18	5	-	43	2	-	68
Transfers out of Level 3	(10)	(5)	-	(4)	-	-	(19)

Fair value, end of period	$606	$7	$3	$74	$30	$278	$998

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

The estimated fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. The following table presents certain quantitative information about the unobservable inputs used to estimate fair value measurement for general account bonds and privately-placed common and preferred stocks classified as level 3 financial instruments at December 31, 2014.

	Fair value (in millions)	Valuation techniques	Significant unobservable inputs	Range		Weighted average

Bonds	$ 74	Broker quotes	Quoted prices [1]	58.00	108.53	92.13

		Discounted cash flows	Credit spreads [2]	156.00	1,321.10	892.74

Common and preferred stocks	$ 463	Sponsor valuations	EBITDA multiples	1.20 X	12.94 X	8.24 X

		Market comparables	EBITDA multiples	4.13 X	18.51 X	9.22 X

		Market comparables	Book Value multiples	0.51 X	2.23 X	1.17 X

      1 - Presented as a price per hundred dollars of par

      2 - Presented in basis points

Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the estimated fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks are valued using a market comparables approach. This valuation methodology relies on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s estimated fair value to its book value or earnings before interest, taxes, depreciation and amortization (“EBITDA”). EBITDA is normalized for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the estimated fair value of the investment. The opposite impact would occur if the multiple decreased.

Independent Auditor’s Report

To the Board of Trustees and Policyowners of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statutory financial statements of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company), which are comprised of the consolidated statutory statements of financial position as of December 31, 2014 and 2013, and the related consolidated statutory statements of operations, and of changes in surplus, and of cash flows for each of the three years ended December 31, 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the consolidated financial statements, the consolidated financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the consolidated financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the consolidated financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of their operations or their cash flows for each of the three years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Wisconsin described in Note 1.

Emphasis of Matter

As discussed in Note 8 to the consolidated financial statements, the Company has changed its method of accounting for pension and postretirement benefits in 2013. Our opinion is not modified with respect to this matter.

February 24, 2015

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account, dated March 22, 2006	Exhibit (a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)1	Northwestern Mutual Flexible Premium Variable Adjustable Survivorship Life Insurance Policy, TT.SVUL. (0107) with Policy Split Provision, TT.SUL.PS.(0805)	Exhibit (d)1 to Form N-6 initial Registration Statement, File No. 333-136308, filed August 4, 2006
(d)2	Endorsement Regarding Qualification Of Variable Life Policy As A Life Insurance Contract, AMDT.FLSF.(0199)	Exhibit (d)2 to Form N-6 initial Registration Statement, File No. 333-136308, filed August 4, 2006
(d)3	Flexible Premium Variable Adjustable Survivorship Life Insurance Policy Insurance Payable On Second Death, ICC12.TT.SVUL. (0513)	Exhibit (d)(3) to Form N-6 Post-Effective Amendment No. 11, for Northwestern Mutual Variable Life Account II, File No. 333-136308, filed on April 28, 2014
(e)	Northwestern Mutual Life Insurance Application, 90-1 L.I.(0198) with Application Supplement, (90-1.SVUL.Supp.(0107)	Exhibit (e) to Form N-6 initial Registration Statement, File No. 333-136308, filed August 4, 2006
(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18, File No. 2-89972, filed April 26, 1996
(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 8, File No. 333-36865, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement, File No. 333-136124, filed July 28, 2006
(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006

(h)(a)(4)	Amendment No.3 dated August 29, 2007 to Participation Agreements dated March 16, 1999, August 7, 2000, and October 13, 2006, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)(a)(4) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 25, 2013
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006
(h)(b)(3)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (h)(e) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(h)(b)(4)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(b)(5)	Form of Amendment to Participation Agreement Regarding Rule 498	Exhibit (h)(b)(5) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed April 28, 2005
(h)(c)(2)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(h)(c)(3)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(h)(c)(4)	Form of Administrative Services Agreement	Exhibit (h)(c)(2) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(i)	Not Applicable
(j)(a)	Shareholder Information Agreement dated April 13, 2007 among Russell Investment Management Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(a) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(b)	Amendment No. 1 dated October 20, 2008 to Shareholder Information Agreement dated April 13, 2007 among Russell Fund Services Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(b) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012

(j)(c)	Shareholder Information Agreement dated April 13, 2007 among Fidelity Distributors Corporation on behalf of Fidelity® Variable Insurance Products Fund and The Northwestern Mutual Life Insurance Company	Exhibit (j)(c) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(d)	Shareholder Information Agreement dated April 16, 2007 among Northwestern Mutual Series Fund, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(d) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(e)	Shareholder Information Agreement dated October 16, 2007 among Neuberger Berman Management Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(e) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(f)	Shareholder Information Agreement dated September 27, 2013 among Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(j)(g)	Power of Attorney	Filed herewith
(j)(h)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 27, 2015	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 27, 2015	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Exhibit (q) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 27, 2015

Item 27.	Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2015

Name	Address
John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

David J. Drury	Owner & CEO Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	President & Chairman of the Board ARZU 77 Stone Gate Lane Lake Forest, IL 60045

James P. Hackett	President & CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119-3609

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 800 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

John E. Schlifske	Chairman, President, & CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Ralph A. Weber	Founding Member Gass, Weber, Mullins, LLC 309 North Water Street Suite 700 Milwaukee, WI 53202

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Benjamin F. Wilson	Managing Principal Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Edward J. Zore	Retired Chairman Northwestern Mutual 777 E. Wisconsin Suite 3005 Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2015

John E. Schlifske	Chairman of the Board & Chief Executive Officer
Leslie Barbi	Senior Vice President (Public Investments)
Rebekah B. Barsch	Vice President (Planning and Sales)
Blaise C. Beaulier	Vice President (Enterprise Projects & Support)
Sandra L. Botcher	Vice President (Facility Operations)
Michael G. Carter	Executive Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Wealth Management)
Joann M. Eisenhart	Senior Vice President (Human Resources)
Christina H. Fiasca	Vice President (Product Finance)
Timothy J. Gerend	Senior Vice President (Agencies)
Kimberley Goode	Vice President (Communications & Corporate Affairs)
Karl G. Gouverneur	Vice President & Chief Technology Officer
John M. Grogan	Senior Vice President (Insurance and Investment Products)
Thomas C. Guay	Vice President (Field Rewards)
Gary M. Hewitt	Vice President (Investment Risk Management)
Meg E. Jansky	Vice President – Field Integration
Ronald P. Joelson	Executive Vice President & Chief Investment Officer
Todd Jones	Vice President & Controller
John L. Kordsmeier	Vice President (Strategic Philanthropy & Community Relations)
Jeffrey J. Lueken	Senior Vice President (Private Securities)
Stephanie A. Lyons	Vice President – Enterprise Risk Assurance
Raymond J. Manista	Senior Vice President, General Counsel & Secretary
Steven C. Mannebach	Vice President (Field Growth & Development)
Christian W. Mitchell	Vice President (Corporate Strategy)
Gregory C. Oberland	President
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Senior Vice President & Chief Actuary
Bethany M. Rodenhuis	Senior Vice President (Field Strategy & Services)
Tammy M. Roou	Vice President & Chief Risk Officer
Timothy G. Schaefer	Executive Vice President (Operations & Technology)
Calvin R. Schmidt	Senior Vice President (Integrated Customer Operations)
Sarah R. Schneider	Vice President (New Business)
Todd M. Schoon	Senior Vice President (Field Relations)
Sarah E. Schott	Vice President (Enterprise Compliance)
David W. Simbro	Senior Vice President (Life & Annuity Product)
Steve P. Sperka	Vice President (Disability Income)
David G. Stoeffel	Vice President (Investment Services)
Kamilah D. Williams-Kemp	Vice President (Long Term Care)
Conrad C. York	Vice President (Marketing)
Thomas D. Zale	Vice President (Real Estate)
Todd O. Zinkgraf	Vice President (Enterprise Solutions)

OTHER OFFICERS – As of December 1, 2014

Employee	Title

Lisa C. Gandrud	Senior Actuary
Gregory A. Gurlik	Senior Actuary
James R. Lodermeier	VP-Actuary
Ted A. Matchulat	Director-Product Compliance
Bryan D. Miller	Senior Actuary
Chris G. Trost	Senior Actuary
P. Andrew Ware	VP-Actuary

Somayajulu Durvasula	Director-Network Office Transition
Mark J. Gmach	Regional VP
Laila V. Hick	VP-Agency Development
Jason R. Handal	Regional VP
Arthur J. Mees	Regional VP
Timothy Nelson	Regional VP
Michael E. Pritzl	VP-Managing Director Relations
John C. Roberts	VP-Targeted Office Support

Anne A. Frigo	Director-Insurance Product Compliance
Ricky J. Frank	Director-Systems
Robert J. Johnson	Director-Compliance
Gregory S. Leslie	Director-Variable Product Compliance
Randy M. Pavlick	VP-Managed Investments Compliance
Jeffrey P. Schloemer	Director-Compliance
Rebecca Villegas	Director-Compliance

Kevin J. Abitz	Director-Corporate Reporting
Lisa M. Belli-Fuchs	Director-Reporting & Systems Administration
Barbara E. Courtney	Director-Mutual Fund Accounting
Michelle A. Hinze	Director-Accounting Operations
Todd C. Kuzminski	Director-Investment Accounting
K. David Nunley	VP-Tax
David E. Willert	Director-Federal Tax

Rick T. Zehner	VP-Research & Special Projects

Mark McNulty	Director-Field Distribution Policies & Administration
Daniel A. Riedl	VP-Field Distribution Policies & Administration

Cynthia A. Criss	Director-Field Recruitment
David A. Eurich	Director-Field Training
Sarah L. N. Koenig	Director-Horizontal Growth
Cindy S. Prater	Director-Practice Management

Arleen J. Llewellyn	Director-FR Engagement & Selection
Paul J. Steffen	VP-Agency Development

Lisa A. Cadotte	Director-Field System Financial Management
Michael R. Fasciotti	Director-Field Real Estate
Richard P. Snyder	Director-Field Compensation

Brenda J. Antkowski	Director-Network Office Operations
Meg E. Jansky	VP-Field Services & Support
Kevin J. Konopa	Director-Client Management

Employee	Title
Joanne M. Migliaccio	Director-Field Services & Support
David J. Writz	Director-Field Technology

Karen A. Molloy	VP-Treasurer
Deborah A. Schultz	VP-Financial Management

Pency P. Byhardt	Vice President-Annuity Operations
Don P. Gehrke	Director-Retail Investment Operations
Dennis P. Goyette	Director-Annuity Customer Service
Linda A. Schaefer	Director-Document Shared Services
Lori A. Torner	Director-Retail Investment Operations

R. David Ells	VP-Investment Strategy

Karla J. Adams	Director-Investment Risk Management
James A. Brewer	Director-Investment Planning
David A. Escamilla	Director-Investment Information
Donald Forecki	Director-Investment Operations, Asst. Secretary
Michael S. Treptow	Director-Investment Performance Management

Mark J. Backe	VP-Insurance & Operations Counsel & Asst. Secretary
Joanne M. Breese-Jaeck	Asst. General Counsel & Asst. Secretary
Christopher W. Brownell	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Michael J. Conmey	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel & Asst. Secretary
James R. Eben	Asst. General Counsel & Asst. Secretary
Bradley L. Eull	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Chris K. Gawart	Asst. General Counsel & Asst. Secretary
Matthew D. Heinke	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Lisa A. Leister	Asst. General Counsel & Asst. Secretary
Kim W. Lunn	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Monica Riederer	Asst. General Counsel & Asst. Secretary
Rodd Schneider	VP & Litigation and Distribution Counsel & Asst. Secretary
Paul W. Scott	Asst. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary
Michael W. Zielinski	Asst. General Counsel & Asst. Secretary

Gregory A. Jaeck	Director-Annuity & Income Markets
Jason T. Klawonn	VP-Advanced Markets
Todd L. Laszewski	Director-Life Product Development
William Brian Henning	Director-Competitive Intelligence
Jane Ann Schiltz	Director-LP Planning & Project Support

Employee	Title
Thomas R. Anderson	Director-Advanced Planning
Candace M. Damon	Director-Strategic Productivity
Angela M. DiCastri	Director-Retirement Markets
Ruthann M. Driscoll	Director-Advanced Planning
Kenneth P. Elbert	Director-Advanced Planning
Matthew K. Fleming	Director-Planning & Product Insurance Consultation
Stephen J. Frankl	Regional Sales Director
William F. Grady, IV	Director-Advanced Planning
Terence J. Holahan	Director-Planning & Sales Education & Development
Emily J. Holbrook	Director-Young Personal Market
Patrick J. Horning	Director-Advanced Planning
William R. Hughes	Director-Advanced Planning
Martha M. Kendler	Director-Business Market Division
Amy Kiiskila	Director-Advanced Planning
Shawn P. Mauser	Regional Sales Director
John E. Muth	Director-Advanced Planning
Elizabeth Ridley	Director-Market Strategy, Education & Promotion
Faith B. Rodenkirk	Director-Business Market Development
Andrew J. Smalley	Director-Sales Promotion & Integration
Michael C. Soyka	Regional Sales Director
William H. Taylor	VP-Financial Planning & Sales Support
Janine L. Wagner	Director-Planning & Product Insurance Consultation
Stephanie Wilcox	Director-Planning & Sales Admin/Integration
Brian D. Wilson	VP-National Sales
John K. Wilson	Regional Sales Director
Stanford A. Wynn	Director-Advanced Planning

Angela N. Bickler	Director-Policyowner Services
James LeMere	Director-Policyowner Services
Travis T. Piotrowski	VP-Policyowner Services
Sandra K. Scott	Director-Life Benefits
Carol A. Stilwell	Director-Policyowner Services
Natalie J. Versnik	Director-Policyowner Services

Mark J. McLennon	VP-IPS Business Development

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2015 are shown below. In addition to the subsidiaries shown below, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. (the “Funds”), shown below as a subsidiary of Northwestern Mutual, is an investment company, registered under the Investment Company Act of 1940, offering shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2015)
Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries
Northwestern Mutual Capital Limited(2)	United Kingdom	100.00
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Management Company, LLC(2)	Delaware	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00

All Other Subsidiaries
31 Ogden, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
AMLI at Perimeter Gardens, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company(2)	Delaware	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford, Inc.(2)	Delaware	100.00
Brendan International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Burgundy, LLC(2)	Delaware	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00
Cortona Holdings, LLC(2)	Delaware	100.00
Crosland Denver Highway 16, LLC(2)	North Carolina	100.00
Crosland Greens, LLC(2)	North Carolina	100.00
Fairfield West Deer Park LLC(2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC(2)	Delaware	100.00
Juleen, LLC(2)	Delaware	100.00
Justin International FSC, Inc.(2)	U.S. Virgin Islands	100.00
Klode, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Logan, Inc.(2)	Delaware	100.00
Maroon, Inc.(2)	Delaware	100.00
Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00
Mitchell, Inc.(2)	Delaware	100.00
Model Portfolios, LLC(2)	Delaware	100.00
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2015)
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, Inc.(2)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Neptune, LLC(2)	Delaware	100.00
NM Pebble Valley LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NML Clubs Associated, Inc.(2)	Wisconsin	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(4)	Maryland	100.00
NorthWoods Phase I, LLC	Delaware	100.00
Olive, Inc.(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Park Ridge Corporate Center, LLC(2)	Delaware	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	100.00
Piedmont Center, 15 LLC(2)	Delaware	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Solar Resources, Inc.(2)	Wisconsin	100.00
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00
Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Ventura Lakes MHC-NM, LLC	Delaware	100.00
Walden OC, LLC(2)	Delaware	100.00
Warren Corporate Center, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC(2)	Delaware	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2014, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.

(2)	Subsidiary included in the consolidated financial statements.

(3)	Subsidiary files separate financial statements. The Subsidiary is held by Northwestern Mutual through NM Investment Holdings, LLC.

(4)

Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29.	Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30.	Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS also acts as the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account (811-3989).

(b) As of April 1, 2015, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Rebekah B. Barsch	Vice President, Planning and Sales
Pency P. Byhardt	Vice President, Annuity Operations
Michael G. Carter	Director
Linda C. Donahue	NMIS Anti-Money Laundering (AML) Officer
Bradley L. Eull	Secretary
Christina H. Fiasca	Vice President, Product Finance
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Director, Senior Vice President, Agencies
John M. Grogan	Director, Senior Vice President, Insurance and Investment Products
Thomas C. Guay	Vice President, Field Rewards
David P. Harley	Director, Investment Services
Andrew E. Iggens	Assistant Treasurer
Ronald P. Joelson	Director
Jennifer W. Murphy	Director, NMIS Home Office Supervision/Administration
Jeffrey J. Niehaus	Director, Business Retirement Markets
K. David Nunley	Assistant Treasurer
Gregory C. Oberland	Executive Officer, Agencies, Sales and Marketing
Jennifer O’Leary	Treasurer and Financial and Operations Principal
Travis T. Piotrowski	Vice President, Policyowner Services
Monica M. Riederer	Assistant Secretary
Daniel A. Riedl	Vice President, Chief Operating Officer
Bethany M. Rodenhuis	Senior Vice President, Agencies Strategy and Services
Calvin R. Schmidt	Director, Senior Vice President, Integrated Operations
Sarah R. Schneider	Vice President, New Business
Todd M. Schoon	Senior Vice President, Field Relations
Sarah E. Schott	Vice President, Compliance/Best Practices
David W. Simbro	Senior Vice President, Life and Annuity Product
Todd W. Smasal	Director, Human Resources
David G. Stoeffel	Director, President and Chief Executive Officer
Kellen A. Thiel	Director, Investment Products
Jeffrey B. Williams	Vice President, NMIS Compliance, and Chief Compliance Officer
Brian D. Wilson	Vice President, National Sales

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $11,385,510 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31.	Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.	Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.	Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable adjustable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account II, certifies that it meets all of the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 27th day of April, 2015.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 27th day of April, 2015.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ TODD JONES	Vice President and Controller;
Todd Jones	Principal Accounting Officer

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ P. Russell Hardin*	Trustee
P. Russell Hardin

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Ralph A. Weber*	Trustee
Ralph A. Weber

/s/ Barry L. Williams*	Trustee
Barry L. Williams

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

/s/ Edward J. Zore*	Trustee
Edward J. Zore

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact, pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of April 27, 2015.

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 12 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

Exhibit	Description
(j)(g)	Power of Attorney	Filed herewith
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 27, 2015	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 27, 2015	Filed herewith